                                                                EXHIBIT 4.5


STATE OF TEXAS              (S)
                            (S)
                            (S)    KNOW ALL PERSONS BY THESE PRESENTS
                            (S)
COUNTY OF TRAVIS            (S)


                      DEED OF TRUST, ASSIGNMENT, SECURITY
                       AGREEMENT AND FINANCING STATEMENT

     THIS DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage") dated to be effective as of August 1, 1996 is executed and delivered by Grantor to Grantee for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Grantor.

                                   RECITALS:
                                   --------

     1. Grantor, Bank of America National Trust and Savings Association, as administrative agent for itself and the banks and financial institutions shown on the signature pages of the Credit Agreement and any other bank that may thereafter become a party thereto (such banks and financial institutions, together with the Bank of America National Trust and Savings Association, collectively, the "Banks"), and the Banks have entered into the Credit
                   -----
Agreement, dated as of July 19, 1996, as amended by the First Amendment to Credit Agreement, dated as of August 7, 1996, covering loans in the aggregate principal amount of up to $400,000,000.00 (as heretofore amended and as hereafter amended, modified or restated from time to time, the "Credit
                                                                ------
Agreement").  Grantor and Indenture Trustee have entered into the Indenture
- ---------
covering the Senior Secured Notes in the aggregate principal amount of $400,000,000.00.

     2.  This Mortgage is part of the security for the Secured Indebtedness.

               ARTICLE 1 - Certain Definitions; Granting Clauses;
               --------------------------------------------------
                              Secured Indebtedness
                              --------------------

         Section 1.1.  Certain Definitions and Reference Terms.  Capitalized
                       ---------------------------------------
terms not otherwise defined herein shall have the meaning set forth in the Credit Agreement or Indenture (as hereinafter defined). In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it:

     "Agent":  Bank of America National Trust and Savings Association, as
      -----
administrative agent for itself and the Banks under the Credit Agreement.

     "Banks":  The Banks as defined in paragraph 1 of the Recitals in this
      -----
Mortgage.

     "Collateral Agent":  The Collateral Agent as defined in the definition of
      ----------------
"Grantee" contained in this Mortgage, whose duties and obligations on behalf of Agent and Indenture Trustee are governed by the Intercreditor Agreement.

     "Credit Agreement":  The Credit Agreement described in paragraph 1 of the
      ----------------
Recitals.

     "Credit Documents": The Credit Documents as defined in Section 1.4 hereof.
      ----------------

     "Easement Agreement": The Reciprocal Easement Agreement more particularly
      ------------------
described as item 3 of Exhibit B to this Mortgage.
                       ---------

     "Easement Tracts": The real property described as "Easement Tracts" on
      ---------------
Exhibit A to this Mortgage.
- ---------

     "Fab 25 Facilities":  The Fab 25 Facilities as defined in Section 1.2(b)
      -----------------
hereof.

     "Grantee":  IBJ Schroder Bank & Trust Company, as collateral agent
      -------
("Collateral Agent"), its successors and assigns, for the ratable benefit of (i)
  ----------------
Bank of America National Trust and Savings Association, as administrative agent ("Agent"), its successors and assigns, for the benefit of itself and the Banks
  -----
under the Credit Agreement; and (ii) Indenture Trustee, its successors and assigns, for the benefit of the Noteholders under the Indenture and any subsequent Noteholders.

     "Grantor":  ADVANCED MICRO DEVICES, INC., a Delaware corporation.
      -------

     "Holders":  The Banks, Agent, Indenture Trustee, the Noteholders and any
      -------
subsequent holders of all or part of any of the indebtedness secured hereunder.

     "Indemnity Agreement": Payment, Reimbursement and Indemnity Agreement dated
      -------------------
as of August 1, 1996 by and between Grantor and Collateral Agent, as the same shall be amended, modified, or restated from time to time.

     "Indenture":  Indenture dated as of August 1, 1996, by and between Grantor
      ---------
and Indenture Trustee, as the same may hereafter be amended, modified or restated from time to time.

     "Indenture Trustee":  United States Trust Company of New York, a New York
      -----------------
trust company, being the Indenture Trustee described in the Indenture, or any successor or substitute appointed from time to time acting under the Indenture.

     "Intercreditor Agreement":  Intercreditor and Collateral Agency Agreement
      -----------------------
dated as of August 1, 1996, by and among Agent, Indenture Trustee and Collateral Agent.

     "Lease Agreement":  The Lease, Option to Purchase and Put Option Agreement
      ---------------
more particularly described as item 2 of Exhibit B to this Mortgage.
                                         ---------

     "Noteholders":  The Noteholders as defined in Section 1.4 hereof.
      -----------

     "Release Tract":  The Release Tract as defined in Section 6.25 hereof.
      -------------

     "Senior Secured Notes":  11% Senior Secured Notes due 2003 issued by
      --------------------
Grantor in the aggregate principal amount of $400,000,000.00.

     "Security Agreement":  The Security Agreement, dated as of August 1, 1996,
      ------------------
by and between Grantor and Grantee, as the same may hereafter be amended, modified, or restated from time to time.

     "Security Tract": The Security Tract as defined in Section 6.25 hereof.
      --------------

     "Secured Indebtedness": The Secured Indebtedness as defined in Section 1.4
      --------------------
hereof.

     "Sublease Agreement":  The Sublease Agreement described as item 4 in
      ------------------
Exhibit B to this Mortgage.
- ---------

     "Tenant":  The Tenant as defined in item 2 of Exhibit B to this Mortgage.
      ------                                       ---------

     "Trustee":  Shelley W. Austin, a resident of Travis County, Texas, or any
      -------
successor or substitute appointed and designated as herein provided from time to time acting hereunder.

         Section 1.2.  Mortgaged Property.  Grantor does hereby GRANT, BARGAIN,
                       ------------------
SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee for the benefit of Grantee (as defined above) the following, whether now owned or hereafter acquired or created:

         (a) the real estate including the fee tracts and the Easement Tracts (herein called the "Land") described in Exhibit A which is attached hereto and
                    ----                ---------
incorporated herein by reference, and (i) all improvements now or hereafter situated on the Land (herein together called the "Improvements"); and (ii) all
                                                  ------------
right, title and interest of Grantor in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses in and to real property, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any strips or gores between the Land and abutting or adjacent properties; and (3) all water and water rights, all wastewater and wastewater rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the "Premises");
                                                           --------

         (b) all equipment, including without limitation machinery, tools, machine tools, furniture, furnishings and fixtures of every nature, located on or used in connection with, the Security Tract and the Improvements located thereon (including without limitation the "Fab 25" integrated circuit manufacturing facility and related support facilities (collectively, the "Fab 25
                                                                          ------

Facilities")), all accessions, additions and improvements thereto and
- ----------
substitutions therefor and all parts and equipment which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property (any and all of the foregoing being the "Equipment");
                          ---------

         (c) (i) purchase orders for Equipment, including all rights thereunder, whether or not such Equipment has yet been delivered; (ii) warranty claims for construction of the Fab 25 Facilities or any Equipment therein;
(iii) the as-built plans and specifications for the Fab 25 Facilities;
(iv) governmental licenses and permits for the construction and operation of the Fab 25 Facilities (but not those for Proprietary Property and Rights, as defined below); (v) operating manuals supplied by sellers of, and maintenance agreements for, the Equipment, building heating and air conditioning equipment, and electrical, plumbing, and mechanical systems for the Fab 25 Facilities; and
(vi) any other general intangibles used specifically in the construction, ownership or operation of the Fab 25 Facilities, excluding from the property described in this clause (vi) general intangibles associated with the Equipment or manufacturing process, other than licenses and other intellectual property licensed with the Equipment and made available by equipment vendors generally to purchasers of such equipment (any and all of the foregoing being the "General
                                                                      -------
Intangibles");
- -----------

         (d) (A) contracts and agreements for the sale of the Equipment (without hereby implying consent to the sale of any Equipment); (B) those contracts and agreements listed on Schedule 1 of the Security Agreement, which
Schedule 1 is hereby incorporated herein by reference; and (C) ordinary vendor and service contracts relating to the operation of the Fab 25 Facilities, including scavenger, landscaping, extermination and cleaning but not raw materials (the "Contracts");
                ----------

         (e) the Proceeds Account (as defined in the Security Agreement), all money, cash, cash equivalents, instruments, investments and other securities at any time on deposit or required hereby to be deposited in the Proceeds Account (as defined in the Security Agreement);

         (f) all casualty insurance policies maintained or required to be maintained under the Indenture and the Credit Agreement with respect to the foregoing Mortgaged Property, and all condemnation or eminent domain proceeds deriving from the Fab 25 Facilities (the properties referred to in clause
(b)-(f) above being herein sometimes collectively called the "Accessories," all
                                                              -----------
of which are hereby declared to be permanent accessions to the Land to the extent permitted under applicable law);

         (g) all (i) deposits (including but not limited to Grantor's rights in security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Credit Document), which relate to the Premises; (ii) permits, licenses in and to real property, franchises, certificates, development rights in and to real property, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises; (iii) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises (without derogation of Article hereof), whether now or hereafter acquired or whether now due or to become due; and (iv) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof;

         (h) all Improvements and Accessories now or hereafter located on the Security Tract whether or not added by Tenant, Grantor or any other person; and

         (i) all (i) proceeds of or arising from the properties, rights, titles and interests referred to above in this Section , including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii) all real property used in connection with the properties, rights, titles and interests referred to above in this Section 1.2, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this Section is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein, together with the Leases and Rents under Article III hereof, collectively called the "Mortgaged Property"),
                                                         ------------------
unto Trustee (and her successors or substitutes in this trust) for the benefit of Grantee, however, upon the terms, provisions and conditions herein set forth and subject to the Permitted Encumbrances (hereinafter defined).

         Notwithstanding the foregoing, Mortgaged Property under this Mortgage shall not include any of Grantor's right, title and interest in any of the following:

         (i)    all inventory;

         (ii) any agreements, contracts, or intangible personal property assignment of which is prohibited by applicable law or by contract;

         (iii) any (A) property or rights commonly referred to as "intellectual property" or "proprietary rights" or "confidential information", in each case owned by Grantor (including without limitation, patents, copyrights, trade secrets, trademarks, symbols, or mask works, know-how, or any general intangibles constituting any part of Grantor's proprietary technology), or any media or part thereof (including without limitation documents, recordings, computer tapes, disks or diskettes and magnetic or other storage media) which include the foregoing items in this subparagraph (iii) (provided that any practicably severable part of any medium which does not contain any of the items in this subparagraph (iii) shall not be excluded from the Mortgaged Property); and (B) any of the foregoing intellectual property, proprietary rights or confidential information licensed or obtained by Grantor from another party with an agreement or expectation of confidentialityor not generally available to the semiconductor industry. All such excluded property shall be referred to herein collectively as the "Proprietary Property
                                                          --------------------
and Rights"); provided that the Proprietary Property and Rights shall not
- ----------    -------- ----
include (I) licenses and other intellectual property licensed with the Equipment and made available by equipment vendors generally to purchasers of such equipment and (II) the plans and specifications for the buildings included in the Fab 25 Facilities.

         (iv) any agreement or contract to provide Proprietary Property and Rights to Grantor;

         (v) all Improvements and Accessories now or hereafter located on the Release Tract; and

         (vi)   the subleasehold estate created under the Sublease Agreement.

         The grant of a security interest in the Contracts shall also not require Grantor or any other party to divulge, supply or reveal any Proprietary Property and Rights, and shall not allow any other party to divulge, supply or reveal any Proprietary Property and Rights owned by Grantor.

         In the event that the lien of this Mortgage covering the Release Tract is released by Grantee, pursuant to the provisions of Section 6.25 hereof, the term "Land" as used in the foregoing Section shall not thereafter include the fee simple real property constituting the Release Tract (the "Fee Simple Release Tract"); and any Mortgaged Property that is covered by the lien of this Mortgage by virtue of being located on or, if a real estate right, appurtenant to the Land consisting of the Fee Simple Release Tract shall be deemed to be released from the lien of this Mortgage by the Partial Release of Lien (as defined in
Section 6.25(b) hereof) that releases the Release Tract provided, however, that
                                                        --------  -------
the term "Land" shall thereafter continue to cover and include the Easement Tracts notwithstanding that such Easement Tracts burden the Release Tract.

         Section 1.3.  Security Interest.  Grantor hereby grants to Grantee a
                       -----------------
security interest in all of the Mortgaged Property which constitutes personal property or fixtures (herein sometimes collectively called the "Collateral").
                                                                ----------
In addition to its rights hereunder or otherwise, Grantee shall have all of the rights of a secured party under the Uniform Commercial Code in effect in the State of Texas, as amended (the "UCC"), or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

         Section 1.4.  Notes, Credit Documents, Other Obligations.  This
                       ------------------------------------------
Mortgage is made to secure and enforce the payment and performance of the following notes, securities, obligations, indebtedness and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time: (a) all obligations of Grantor to Grantee under
(i) this Mortgage, (ii) the Indemnity Agreement, (iii) the Security Agreement, and (iv) any other agreement to which Grantor is a party; (b) all obligations of Grantor to Grantee, Indenture Trustee, and holders under or pursuant to the Senior Secured Notes (collectively, the "Noteholders") and all other securities
                                         -----------
given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part; (c) all indebtedness and obligations of Grantor to the Agent and the Banks under the Credit Agreement (collectively, the

"Bank Indebtedness") and all agreements given in substitution therefor or in
 -----------------
modification, supplement, increase, renewal or extension thereof, in whole or in part; (d) all indebtedness and obligations of Grantor to Grantee, Agent, Indenture Trustee and Holders under the Lease Agreement, the Sublease Agreement, and the Reciprocal Easement Agreement and to Grantee, Agent, Indenture Trustee and Holders and any other indemnified parties, under the indemnification provisions of this Mortgage; and (e) all indebtedness and other obligations owed by Grantor to Holders, Grantee, or Indenture Trustee, now or hereafter incurred or arising pursuant to the provisions of the Notes (as hereinafter defined), this Mortgage, the Credit Agreement, the Indenture, or any other Credit Document to which Grantor is a party (any notes hereafter issued to the Banks evidencing the Bank Indebtedness, whether one or more, and the Senior Secured Notes, as from time to time renewed, extended, supplemented, increased or modified and all other notes and securities given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter collectively called the "Notes"). The Notes, this Mortgage, the Security
                         -----
Agreement, the Credit Agreement, the Indenture, and all other documents now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loans evidenced by the Notes or the Credit Agreement, as they or any of them may be from time to time renewed, extended, supplemented, increased or modified and to which Grantor is a party, are herein sometimes collectively called the "Credit Documents." The indebtedness and obligations
                         ----------------
referred to in this Section are hereinafter collectively referred to as the "Secured Indebtedness."

         Section 1.5.  Maturity and Amount of Secured Indebtedness.  The
                       -------------------------------------------
maturity of the revolving loans governed by the Credit Agreement is three (3) years from the Loan Availability Date of the Credit Agreement with the possibility of a one (1) year extension. The maturity of the term loan governed by the Credit Agreement is four (4) years from the Loan Availability Date of the Credit Agreement. The maturity of the Senior Secured Notes is August 1, 2003. The principal amount of the Secured Indebtedness is $800,000,000.00. The total amount of the Secured Indebtedness is $800,000,000.00, together with any other sums, including interest, costs, and expenses due and payable to the Holders and Grantee under this Deed of Trust and the other Credit Documents.

             ARTICLE 2 - Representations, Warranties and Covenants
                         -----------------------------------------

         Section 2.1.  Grantor represents, warrants, and covenants as follows:

         (a)  Payment and Performance.  Grantor will make due and punctual
              -----------------------
payment of the Secured Indebtedness. Grantor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Mortgage and the other Credit Documents to which it is a party and will not permit a default to occur hereunder or thereunder. Time is of the essence in this Mortgage.

         (b)  Title and Permitted Encumbrances.  Grantor has, in Grantor's own
              --------------------------------
right, and Grantor covenants to maintain, lawful, good and marketable title to the Mortgaged Property, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect as defined in the Credit Agreement (whether or not the Credit Agreement is then in effect); and the Mortgaged Property is free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under the heading "Permitted Encumbrances" in Exhibit B attached hereto and incorporated herein, which are
                 ---------
Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Mortgaged Property, (ii) the liens and security interests evidenced by this Mortgage, and (iii) other liens and security interests permitted under both the Credit Agreement and the Indenture as "Permitted Liens" or otherwise (the matters described in the foregoing clauses (i) - (iii) being herein called the "Permitted Encumbrances"). Grantor, and Grantor's successors and assigns,
     ----------------------
will warrant and forever defend title to the Mortgaged Property, subject as aforesaid, to Trustee and her successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof by, through or under Grantor but not otherwise. Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance, except as may be otherwise provided in the Credit Agreement and the Indenture. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Grantee of any existing or future violation or other breach thereof by Grantor, by the Mortgaged Property or otherwise. No part of the Mortgaged Property constitutes all or any part of the homestead of Grantor. If any right or interest of Grantee in the Mortgaged Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Trustee and Grantee, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Grantee, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All reasonable expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay within five (5) days of demand) owing by Grantor to Grantee or Trustee (as the case may be), and the party (Grantee or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

         (c)  Taxes and Other Impositions.  Grantor will pay, or cause to be
              ---------------------------
paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Mortgaged Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all ad valorem taxes assessed against the Mortgaged Property or any part thereof, in accordance with the terms and provisions of the Credit Agreement and the Indenture.

         (d)  Insurance.  Grantor shall obtain and maintain at Grantor's sole
              ---------
expense: (1) all-risk insurance with respect to all insurable Mortgaged Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as the Grantee may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Grantor and Grantee from becoming a coinsurer; (2) if and to the extent any portion of the Premises is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Notes plus the maximum amount of the Bank Indebtedness or the maximum amount of flood insurance available; (3) commercial general public liability insurance, on an "occurrence" basis, for the benefit of Grantor and Grantee and naming Grantee as an additional named insured; (4) statutory worker's compensation insurance (or a substitute type of insurance acceptable to Grantee ) with respect to any work on or about the Premises; and (5) such other insurance on the Mortgaged Property as may from time to time reasonably be required by Grantee (including but not limited to business interruption insurance, boiler and machinery insurance and earthquake insurance) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Grantee and shall require not less than thirty (30) days' prior written notice to Grantee of any cancellation or change of coverage.

     All insurance policies maintained, or caused to be maintained, by Grantor with respect to the Mortgaged Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Grantor or Grantee and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Mortgage or any other Credit Document to which Grantor is a party becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in Grantee's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Grantor shall, in each instance promptly upon the request of Grantee and at Grantor's expense, obtain and deliver to Grantee a copy of a like policy (or, if and to the extent permitted by Grantee, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Mortgage or such other Credit Document, as the case may be. Without limiting the discretion of Grantee with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Mortgaged Property shall contain a standard mortgage clause (without contribution) naming Grantee as mortgagee with loss proceeds payable to Grantee notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Grantee under the Credit Documents; or (iv) any change in title to or ownership of the Mortgaged Property or any portion thereof. Such proceeds shall be held by Grantee for application as provided in the Credit Documents. A copy of each initial insurance policy and a satisfactory certificate of insurance shall be delivered to Grantee at the time of execution of this Mortgage, with premiums fully paid, and a copy of each renewal or substitute policy shall be delivered to Grantee, with premiums fully paid, as soon as such renewal or replacement is available. A certificate of insurance evidencing renewal or replacement of the policy shall be delivered to Grantee within ten (10) days of termination of the policy to which such certificate relates. Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Grantee evidence satisfactory to Grantee of the timely payment thereof. If any loss occurs at any time when Grantor has failed to perform Grantor's covenants and agreements in this paragraph, Grantee shall nevertheless be entitled to the benefit of all insurance relating to the Mortgaged Property covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Grantee. Upon any foreclosure hereof or transfer of title to the Mortgaged Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Grantor's right, title and interest in and to all proceeds relating to the Mortgaged Property payable under the insurance policy (and any other sums owned by Grantor arising from such policies (including unearned premiums) shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Grantee shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Mortgaged Property, and the reasonable expenses incurred by Grantee in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Grantee on demand. Grantee shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Grantor. Any such proceeds received by Grantee shall be applied as described in the Indenture; provided, however, that in the event that the Indenture is not then in effect or
- --------  -------
the Notes held by the Noteholders have been paid in full or defeased, the provisions relating to collateral dispositions contained in the Indenture shall be deemed to be incorporated herein by reference. The Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Grantor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Mortgaged Property.

         (e)  [Intentionally omitted.]

         (f)  Condemnation.  Grantor shall notify Grantee immediately of any
              ------------
threatened or pending proceeding for condemnation affecting the Mortgaged Property or arising out of damage to the Mortgaged Property, and Grantor shall, at Grantor's expense, diligently prosecute any such proceedings. Grantee shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Grantee shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Mortgaged Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Mortgaged Property (collectively, the "Condemnation Proceeds"). Grantor shall, promptly upon request of Grantee, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Grantee to collect and receipt for any such sums. All Condemnation Proceeds are hereby assigned to Grantee, and shall be paid and applied as provided in the Indenture; provided, however, that in
                           --------  -------
the event that the Indenture is not then in effect or the Notes held by the Noteholders have been paid in full or defeased, the provisions relating to application of Condemnation Proceeds in connection with an Event of Loss contained in the Indenture shall be deemed to be incorporated herein by reference. The Secured Indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Grantee shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor. Grantee is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All reasonable costs and expenses (including but not limited to reasonable attorneys' fees) incurred by Grantee in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay within five (5) days of demand) to Grantee pursuant to this Mortgage.

         (g)  Compliance with Legal Requirements.  The Mortgaged Property and
              ----------------------------------
the use, operation and maintenance thereof and all activities thereon do and shall at all times comply in all material respects with all applicable Legal Requirements (defined below). The Mortgaged Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Mortgaged Property to fulfill any requirement of any Legal Requirement. Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Mortgaged Property or any interest therein to fulfill any requirement of any Legal Requirement. No part of the Mortgaged Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Grantor has obtained and shall preserve in force all requisite zoning, utility, building, health and operating permits from the governmental authorities having jurisdiction over the Mortgaged Property. If Grantor receives a notice or claim from any person that the Mortgaged Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Grantee. Grantor has received no notice and has no knowledge of any such noncompliance. As used in this Mortgage: (i) the term "Legal Requirement" means "Requirement of Law" as defined in the Credit
 -----------------
Agreement; provided, however, that in the event that the Credit Agreement is
           --------  -------
not then in effect, the definition of "Requirement of Law" set forth in the Credit Agreement shall nevertheless be deemed to be incorporated herein by reference. The term "Legal Requirement" as used herein also includes any
                     -----------------
covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future.

         (h)  Maintenance, Repair and Restoration.  Grantor will keep the
              -----------------------------------
Mortgaged Property in such order, repair, operating condition and appearance as is customary for the type and character of the Improvements operated on the Mortgaged Property, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Mortgaged Property to be misused, abused or wasted or to deteriorate, ordinary wear and tear excepted. Notwithstanding the foregoing, Grantor will not, unless otherwise permitted under the Credit Agreement and the Indenture, (i) remove from the Mortgaged Property any fixtures or personal property covered by this Mortgage, except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Mortgage or permitted hereunder), or (ii) make any structural alteration to the Mortgaged Property or any other alteration thereto which impairs the value thereof.

         (i)  No Other Liens.   Except as otherwise permitted herein or in the
              --------------
Credit Documents, Grantor will not, without the prior written consent of Grantee, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Mortgaged Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage. Should any of the foregoing become attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of Grantee, Grantor will cause the same to be promptly discharged and released. Grantor will own all parts of the Mortgaged Property and, except as otherwise provided in the Credit Documents, will not acquire any fixtures, equipment or other real property forming a part of the Mortgaged Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Grantee, or except as otherwise provided in the Credit Documents. If Grantee consents to the voluntary grant by Grantor of any lien, security interest, or other encumbrance (hereinafter called "Subordinate Mortgage") covering any of the Mortgaged Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Mortgage, any such Subordinate Mortgage shall contain express covenants to the effect that: (1) the Subordinate Mortgage is unconditionally subordinate to this Mortgage and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Mortgage, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Grantee; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Mortgage, shall be applied first to the payment of the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Mortgaged Property in such order as Grantee may determine, prior to being applied to any indebtedness secured by the Subordinate Mortgage; (4) written notice of default under the Subordinate Mortgage and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Mortgage or to seek the appointment of a receiver for all or any part of the Mortgaged Property shall be given to Grantee with or immediately after the occurrence of any such default or commencement; and (5) neither the holder of the Subordinate Mortgage, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantor's rights hereunder without the prior written consent of Grantee.

         (j)  Operation of Mortgaged Property.  Grantor will operate the
              -------------------------------
Mortgaged Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Grantor will operate the Mortgaged Property so as not to impair the insurance carried thereon. Grantor will not use or occupy or conduct any activity on, and will use best efforts to prevent the use or occupancy of or the conduct of any activity on, the Mortgaged Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Grantor will not initiate or permit any zoning reclassification of the Mortgaged Property or seek any variance under existing zoning ordinances applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement. Grantor will not impose any easement, restrictive covenant or encumbrance upon the Mortgaged Property, execute or file any subdivision plat or condominium declaration affecting the Mortgaged Property or consent to the annexation of the Mortgaged Property to any municipality, without the prior written consent of Agent or, if the Credit Agreement is not then in effect or an Event of Default exists, of Grantee, except as herein expressly provided or as is otherwise permitted under any of the Credit Documents. Grantor will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened to any material extent. Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Mortgaged Property. Without the prior written consent of Agent or, if the Credit Agreement is not then in effect or an Event of Default exists, of Grantee, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Mortgaged Property) incurred in the construction, maintenance, operation and development of the Mortgaged Property to be promptly paid; provided, however, any such liens on the Mortgaged
                              --------  -------
Property for materialmen, mechanics, workmen or repairmen, the validity or amount of which is contested in good faith by appropriate proceedings and for which Grantor maintains adequate reserves in accordance with generally accepted accounting principles shall be permitted so long as any right to seizure, levy, attachment, sequestration, foreclosure or garnishment with respect to the Mortgaged Property by reason of such lien has not matured, or has been, and continues to be, effectively enjoined or stayed.

         (k)  Grantor Status.  Grantor is not a "foreign person" within the
              --------------
meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The loans creating the Bank Indebtedness and the extension of credit evidenced by the Notes are solely for business purposes, and are not for personal, family, household or agricultural purposes. Grantor's principal place of business and chief executive office, and the place where Grantor keeps its books and records concerning the Mortgaged Property has for the preceding four months been and will continue to be (unless Grantor notifies Grantee of any change in writing prior to the date of such change) the address of Grantor set forth at the end of this Mortgage, and the books and records regarding the Mortgaged Property may also be located at the following addresses:

    5204 East Ben White Boulevard          3625 Peterson Way
    Austin, Texas 78741                    Santa Clara, California 95051

    915 DeGuigne Dr.,                      5501 E. Oltorf
    Sunnyvale, California 94086            Austin, Texas 78741

    1160 Kern Avenue                       5240 E. Ben White Blvd.
    Sunnyvale, California 94086            Austin, Texas 78741


         (l)  Certain Environmental Matters.
              -----------------------------

              (i)  Definitions.  As used in this Mortgage: (1)  "Environmental
                                                                 -------------
         Claim" means any enforcement, cleanup, removal, containment, remedial
         -----
         or other governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement against Grantor with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, and any claim at any time threatened or made by any person against Grantor with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Substance;
         (2) "Environmental Requirement" means any Legal Requirement which
              -------------------------
         pertains to ground or air or water or noise pollution or contamination, underground or aboveground tanks, health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the
                                                              ------
         Resource Conservation and Recovery Act of 1976, as amended ("RCRA"),
                                                                      ----
         the Texas Water Code and the Texas Solid Waste Disposal Act; (3) "Hazardous Substance" means any substance, whether solid, liquid or
          -------------------
         gaseous: (a) which is listed, defined or regulated as a "hazardous substance", "hazardous waste", or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Requirement; or (b) which is or contains oil, petroleum, petroleum products, or any fraction thereof, asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, or explosive or radioactive material; or
         (c) which causes or poses a threat to cause a condition of contamination or nuisance on the Mortgaged Property or on any adjacent property or a hazard to the environment or to the health or safety of persons on the Mortgaged Property; and (4) "release" means release as
                                                     -------
         defined in CERCLA and "released" means the past tense of release as
                                --------
         defined in CERCLA. As used in this paragraph (l), the word "on" when used with respect to the Mortgaged Property or adjacent property means "on, in, under, or above."

              (ii)  Representations and Warranties.  Grantor represents and
                    ------------------------------
         warrants to Grantee, subject to any disclosures made in any Credit Document, the Phase I Environmental Site Assessment "Site I" Austin Semiconductor Facility dated July 12, 1996 prepared by Cook-Joyce, Inc., and the Site ESA-Phase 2 Groundwater Sampling and Analysis dated July 29, 1996 prepared by Cook-Joyce, Inc., without regard to whether Grantee has or hereafter obtains any other knowledge or report of the environmental condition of the Mortgaged Property, as follows: (1) during the period of Grantor's ownership of the Mortgaged Property, the Mortgaged Property has not been used for landfill, dumping or other waste disposal activity or operation, or for the generation, storage, use, sale, treatment, processing, recycling or disposal of any Hazardous Substance, except as is necessary or incidental to the semiconductor manufacturing processes conducted at the Mortgaged Property in compliance with applicable Environmental Requirements; (2) to the best of Grantor's knowledge after inquiry in accordance with good commercial or customary practices, no use of the Mortgaged Property described in clause (1) preceding occurred at any time prior to the period of Grantor's ownership of the Mortgaged Property; (3) to the best of Grantor's knowledge, no use described in clause (1) preceding on any adjacent property occurred during or at any time prior to the period of Grantor's ownership of the Mortgaged Property; (4) to the best of Grantor's knowledge after inquiry in accordance with good commercial or customary practices, there is no underground storage tank, sump or well on the Mortgaged Property; (5) Grantor has received no notice and has no knowledge of any Environmental Claim or any completed, pending, proposed or threatened investigation or inquiry concerning the presence or release of any Hazardous Substance on the Mortgaged Property or on the Release Tract or concerning whether any condition, use or activity on the Mortgaged Property or on the Release Tract is in violation of any Environmental Requirement; (6) to the best of Grantor's knowledge, after inquiry in accordance with good commercial or customary practices, the present conditions, uses and activities on the Mortgaged Property do not violate any Environmental Requirement and the use of the Mortgaged Property which Grantor (and each tenant and subtenant, if any) makes and intends to make of the Mortgaged Property complies and will comply with all applicable Environmental Requirements; (7) the Mortgaged Property is not currently on, and to the best of Grantor's knowledge after inquiry in accordance with good commercial or customary practices, has never been on, any federal or state "superfund" or "superlien" list; and (8) neither Grantor, nor to Grantor's knowledge any tenant or subtenant, has obtained or is currently required to obtain any permit or other authorization to construct, occupy, operate, use or conduct any activity on any of the Mortgaged Property by reason of any Environmental Requirement, except as disclosed by Grantor to Agent and Indenture Trustee in the

         Credit Documents. For purposes of subparagraph (4) above, the term "underground storage tank" shall mean an underground storage tank buried in the ground and not a storage tank located in a lined portion of an underground basement of a building, and subject to a written inspection schedule.

              (iii)  Authorized Uses.  Grantor will not cause, commit, permit or
                     ---------------
         allow to continue any use of the Mortgaged Property for landfill, dumping or other waste disposal activity or operation, or for the generation, storage, use, sale, treatment, processing, recycling or disposal of any Hazardous Substance, except as is necessary or incidental to the semiconductor manufacturing processes conducted at the Mortgaged Property in compliance with applicable Environmental Requirements.

              (iv)  Violations.  Grantor will not cause, commit, permit or allow
                    ----------
         to continue any violation of any Environmental Requirement by Grantor with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, or the attachment or existence of any environmental lien to the Mortgaged Property, except such noncompliance which would not (if enforced in accordance with applicable law) result in liability
         (A) relating to the Mortgaged Property in excess of $10,000,000 in the aggregate; or (B) relating to all properties owned by Grantor in excess of $50,000,000 in the aggregate.

              (v)   Notice to Grantee.  Grantor will promptly advise Grantee in
                    -----------------
         writing of any Environmental Claim or of the discovery of any release of Hazardous Substance on the Mortgaged Property, as soon as Grantor first obtains knowledge thereof, including a full description of the nature and extent of the Environmental Claim and/or the release of the Hazardous Substance and all relevant circumstances.

              (vi)  Site Assessments and Information.  If Grantee shall ever
                    --------------------------------
         have a good faith basis to believe that any Hazardous Substance has been released on the Mortgaged Property, or if any Environmental Claim is made or threatened, or if an uncured default under any Credit Document shall have occurred, Grantor will at its expense provide to Grantee from time to time, in each case within 30 days of Grantee's request, a report (including all drafts thereof if requested by Grantee) of an environmental assessment of the Mortgaged Property made after the date of Grantee's request and of such scope (including but not limited to the taking of soil, air and groundwater samples and other above and below ground testing) as Grantee may request and by a consulting firm acceptable to Agent or, if the Credit Agreement is not then in effect or an Event of Default exists, to Grantee. Grantor will cooperate with each consulting firm making any such assessment and will supply to the consulting firm, from time to time and promptly on request, all information available to Grantor to facilitate the completion of the assessment and report.

              (vii)  Remedial Actions.  Without limitation of Grantee's rights
                     ----------------
         to declare an Event of Default and to exercise all remedies available by reason thereof, if any Hazardous Substance is released on the Mortgaged Property at any time and regardless of the cause, Grantor shall: (1) promptly at Grantor's sole risk and expense remove, treat, dispose of or otherwise remediate the Hazardous Substance in compliance with all applicable Environmental Requirements and solely under Grantor's name, in addition to taking such other action as is necessary to have the full use and benefit of the Mortgaged Property as contemplated by the Credit Documents, and provide Grantee with satisfactory evidence thereof; and (2) if requested by Grantee, provide to Grantee within 30 days of Grantee's request a bond, letter of credit or other financial assurance evidencing to Grantee's satisfaction that all necessary funds are readily available to pay the costs and expenses of the actions required by clause (1) preceding and to discharge any assessments or liens established against the Mortgaged Property as a result of the presence of the Hazardous Substance on the Mortgaged Property.

         (m)  Further Assurances.  Grantor will, promptly on request of Grantee,
              ------------------
(i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage or any other Credit Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary or proper to carry out more effectively the purposes of this Mortgage and the other Credit Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property) or as reasonably deemed advisable by Grantee to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary or proper in the reasonable determination of Grantee to enable Grantee to comply with the requirements or requests of any agency having jurisdiction over Grantee or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Mortgaged Property. Grantor shall pay all reasonable costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay within five (5) days of demand) to Grantee pursuant to this Mortgage.

         (n)  Fees and Expenses.  Without limitation of any other provision of
              -----------------
this Mortgage or of any other Credit Document and to the extent not prohibited by applicable law, Grantor will pay, and will reimburse to Grantee and/or Trustee on demand to the extent paid by Grantee and/or Trustee: (i) all appraisal fees, filing and recording fees, taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, escrow fees, reasonable attorneys' fees, architect fees, construction consultant fees, environmental inspection fees, survey fees, consultant fees for consultants exercising discretion rights on behalf of Grantee or Agent hereunder, and all other reasonable out-of-pocket costs and expenses of every character incurred by Grantor or Grantee and/or Trustee in connection with this Mortgage, and any and all amendments and supplements to this Mortgage, the Notes or any other Credit Documents to which Grantor is a party or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Grantor as owner of the Mortgaged Property; and
(ii) all reasonable costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the enforcement of any obligation of Grantor, hereunder or under any other Credit Document to which Grantor is a party.

         (o)  Indemnification.
              ---------------

              (i) Grantor hereby agrees to indemnify and hold harmless Grantee, Holders, Trustee, Agent, and Indenture Trustee from and against, and reimburse them on demand for, any and all Indemnified Matters (defined below). For purposes of this paragraph (o), the terms "Grantee," "Holders," "Trustee," "Agent," and "Indenture Trustee" shall include the directors, officers, partners, employees and agents of Grantee, Holders, Trustee, Agent and Indenture Trustee, respectively, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Grantee, any Holder or Holders, Trustee, Agent or Indenture Trustee, respectively. Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) indemnified person, IT
                                                                          --
         BEING THE INTENTION OF THE PARTIES THAT GRANTOR INDEMNIFY GRANTEE,
         -----------------------------------------------------------------
         HOLDERS, AGENT, INDENTURE TRUSTEE, AND TRUSTEE FROM THE CONSEQUENCES OF
         -----------------------------------------------------------------------
         THEIR OR ITS OWN NEGLIGENCE, EXCEPT THEIR OR ITS OWN GROSS NEGLIGENCE;
         ---------------------------------------------------------------------
         provided, however, that such indemnities shall not apply to a
         --------  -------
         particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this paragraph (o) by Grantor to Grantee, Holders, Trustee, Agent and/or Indenture Trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay within five (5) days of demand) to Grantee, Holders, Trustee, Agent and/or Indenture Trustee as applicable, pursuant to this Mortgage and shall be a part of the indebtedness secured by this Mortgage. Nothing in this paragraph, elsewhere in this Mortgage or in any other Credit Document shall limit or impair any rights or remedies of Grantee, Holders, Trustee, Agent and/or Indenture Trustee (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Mortgage, any other Credit Document, any other agreement or any applicable Legal Requirement.

              (ii)  As used herein, the term "Indemnified Matters" means any and
                                              -------------------
         all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Grantee, Holders, Trustee, Agent and/or Indenture Trustee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Mortgaged Property or with this Mortgage or any other Credit Document to which Grantor is a party, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever at any time on or before the Release Date, any act performed or omitted to be performed hereunder or under any other Credit Document to which Grantor is a party, any breach by Grantor of any representation, warranty, covenant, agreement or condition contained in this Mortgage or in any other Credit Document to which Grantor is a party, any Event of Default (or default, which with the passage of time or the giving of notice or both, constitutes an Event of Default), any claim under or with respect to any Lease (hereinafter defined), any Environmental Matter (defined below), and any and all obligations, of whatever kind or character, whether for payment of money or otherwise (and Grantor hereby further guarantees performance of all such obligations), (A) of lessor, lessee, sublessor, and sublessee under the Lease Agreement, the Sublease Agreement and any other lease or sublease of the Release Tract in effect at such time as the Release Tract is subject to the lien of this Mortgage; and (B) of Tenant, its successors and assigns, and any subsequent owner of the Release Tract (other than Grantee, Holder or a purchaser therefrom) under the Easement Agreement (collectively, such lease and Easement Agreement indemnity obligations in the immediately preceding clause only being hereinafter referred to as the "Lease
                                                                     -----
         Indemnity Obligations"); provided, however, that the term "Indemnified
         ---------------------    --------  -------                 -----------
         Matters" shall not include matters caused by or arising out of (i) any
         -------
         event or condition arising or occurring at any time after the Release Date, or (ii) the gross negligence or willful misconduct of any indemnified person. As used herein, the term "Environmental Matter"
                                                       --------------------
         means: (a) the presence of any Hazardous Substance on, in, under, or above the Mortgaged Property, or the migration or release or threatened migration or release of any Hazardous Substance on, to, from or through the Mortgaged Property, on or at any time before the Release Date; or
         (b) any act, omission, event or circumstance existing or occurring in connection with the handling, treatment, containment, removal, storage, decontamination, clean-up, transport or disposal of any

         Hazardous Substance which is at any time on or before the Release Date present on, in, under or above the Mortgaged Property; or (c) any violation on or before the Release Date, of any Environmental Requirement in effect on or before the Release Date, regardless of whether any act, omission, event or circumstance giving rise to the violation constituted a violation at the time of the occurrence or inception of such act, omission, event or circumstance; or (d) any Environmental Claim, or the filing or imposition of any environmental lien against the Mortgaged Property, because of, resulting from, in connection with, or arising out of any of the matters referred to in clauses (a) through (c) preceding; and regardless of whether any of the matters referred to in the foregoing clauses (a) through (d) was caused by Grantor or Grantor's tenant or any subtenant, or any invitee, or a prior owner of the Mortgaged Property or its tenant or any subtenant, or any invitee, or any third party. Without limitation of the definition of Indemnified Matters herein, Grantor's indemnification obligations regarding any Environmental Matter shall include injury or damage to any person, property or natural resource occurring on or off of the Mortgaged Property (including but not limited to the cost of demolition and rebuilding of any improvements on real property), the preparation of any feasibility studies or reports and the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration, monitoring or similar work required by any Environmental Requirement or necessary to have the full use and benefit of the Mortgaged Property as contemplated by the Credit Documents to which Grantor is a party (including, without limitation, any of the same in connection with any foreclosure or transfer in lieu thereof), and all liability to pay or indemnify any person for costs in connection with any of the foregoing and the investigation and defense of any claim, whether or not such claim is ultimately defeated and the settlement of any claim or judgment. Grantee shall notify Grantor of any claim for which indemnity may be sought under this provision. The term "Release Date" as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released, or (ii) the date on which the lien of this Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Mortgaged Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Grantor and Grantor's heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice, and provided
                                                                 --------
         further, however, that with respect to the Lease Indemnity Obligations,
         -------  -------
         the Release Date shall be the date described in clause (i) unless Grantee or any Holder has foreclosed on, or obtained by deed in lieu of foreclosure, any part of the Premises, in which case the Release Date shall be the date that Grantee or any Holder, as owner of the Release Tract and/or Security Tract by virtue of foreclosure or deed in lieu of foreclosure, sells or conveys the Premises to a third party who is not a Holder. The indemnities in this paragraph (o) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage with regard to any event or condition arising or occurring at any time on or before the Release Date but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the Secured Indebtedness, the discharge and release of this Mortgage and the other Credit Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

         (p)  [Intentionally omitted.]

         (q)  [Intentionally omitted.]

         (r)  [Intentionally omitted.]

         (s)  Cleanrooms.  No later than thirty (30) days after Grantor's
              ----------
execution of this Mortgage, Grantor shall deliver to Agent one copy of the plans and specifications covering the Premises and designate thereon or in an accompanying list, all spaces within the Premises in which Grantor maintains a Cleanroom Environment (collectively, the "Cleanrooms" and singly, the
                                          ----------
"Cleanroom") and state thereon what class or other standard of Cleanroom
 ---------
Environment is maintained by Grantor in each Cleanroom at the time of Grantor's execution of this Mortgage. During the term of this Mortgage and at all times prior to the Release Date, (i) Grantor shall maintain the Cleanrooms in their respective classes or standards of Cleanroom Environment as maintained by Grantor at the time of Grantor's execution of this Mortgage; and (ii) Grantor shall continue to locate all Cleanroom Equipment in a Cleanroom or other Cleanroom Environment. At all times Grantee or Grantee's representatives shall have access to any Cleanroom Equipment in order to inspect it during business hours, upon three (3) business days' prior notice by Grantee to Grantor. Such inspection shall be conducted using such precautions as are mandated by Grantor's rules and regulations, including but not limited to Grantor's cleanroom protocol and confidentiality requirements, and in such manner so as not to interfere or jeopardize operations. Prior to an Event of Default or a default, which with the passage of time or the giving of notice or both would constitute an Event of Default, any inspection of the Cleanrooms shall be limited to one (1) inspection per calendar year and only two (2) persons representing Grantee shall have access to and shall go inside the Cleanrooms during such inspection. Upon an Event of Default or a default which, with the passage of time or the giving of notice or both, would constitute an Event of Default, Grantee or Grantee's representatives shall have access to any Cleanroom Equipment at all times in order to inspect it and/or to remove or ship it. Grantor shall cooperate with Grantee's efforts to inspect and/or remove or ship any such Cleanroom Equipment, and Grantor shall pay for (or reimburse Grantee for) any such costs and expenses. Grantor shall clean, and shall pay for (or reimburse Grantee for) any costs and expenses incurred to clean, any Cleanroom Equipment contaminated (i) as a result of actions of any parties or persons or their agents, other than Grantee or its agents; or (ii) as a result of Grantee's or its agents' actions, in the event that Grantor fails to cooperate or assist Grantee in inspection, removal, or shipment of any Cleanroom Equipment. Such cleaning costs shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay within five (5) days of demand) to Grantee pursuant to this Mortgage. For purposes of this subsection 2.1(s), a "Cleanroom Environment" shall mean an environment adapted to regulate dust, to
 ---------------------
reduce contamination, or to control airflow, temperature, humidity, chemical purity, or other environmental conditions or manufacturing tolerances; and "Cleanroom Equipment" shall mean all equipment located in a Cleanroom or in a
- --------------------
Cleanroom Environment at the time of Grantor's execution of this Mortgage and during such time as this Mortgage is in effect or that, in accordance with industry standards (based on the type and use of the equipment), should be kept in a Cleanroom or Cleanroom Environment in order that such equipment perform to its greatest capability.

         (t) Right of Inspection.  Grantee, Agent and Indenture Trustee shall on
             -------------------
reasonable advance notice have access during normal business hours to the records of Grantor pertaining to the Mortgaged Property, and Grantee, Agent and Indenture Trustee or their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and Grantor agrees to render to the Grantee, Agent or Indenture Trustee, as the case may be, at Grantor's cost and expense, such clerical assistance as may be reasonably requested with regard thereto. Grantee, Agent and Indenture Trustee and their respective representatives shall have the right to enter into and upon the Premises and any premises where any of the Collateral is located for the purposes of inspecting the same, observing its use or otherwise protecting its interests therein, at such times as are permitted under Subsection 2.1(s) of this Mortgage and as to Mortgaged Property other than Cleanrooms on reasonable advance notice during normal business hours.

         Section 2.2.  Performance by Grantee on Grantor's Behalf.  Grantor
                       ------------------------------------------
agrees that, if Grantor fails to perform any act or to take any action which under any Credit Document Grantor is required to perform or take, or to pay any money which under any Credit Document Grantor is required to pay, and whether or not the failure then constitutes an Event of Default hereunder or thereunder, and whether or not the Secured Indebtedness has been accelerated, Grantee, in Grantor's name or its own name, may, to the extent authorized under the Credit Documents, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any reasonable expenses so incurred by Grantee and any money so paid by Grantee shall be a demand obligation owing by Grantor to Grantee (which obligation Grantor hereby promises to pay), shall be a part of the Secured Indebtedness and Grantee, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Grantee and its designees shall have the right to enter upon the Mortgaged Property from time to time to the extent authorized under the Credit Documents. No such payment or performance by Grantee shall waive or cure any default or waive any right, remedy or recourse of Grantee. Any such payment may be made by Grantee in reliance on any statement, invoice or claim that appears on its face to be valid without inquiry into the validity or accuracy thereof. The amount and nature of any expense by Grantee hereunder and the time when paid shall be fully established by the certificate of Grantee or any of Grantee's officers or agents.

          Section 2.3.  Absence of Obligations of Grantee with Respect to
                        -------------------------------------------------
Mortgaged Property.  Notwithstanding anything in this Mortgage to the contrary,
- ------------------
including, without limitation, the definition of "Mortgaged Property" and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Mortgaged Property is composed of Grantor's rights, title and interests therein but not Grantor's obligations, duties or liabilities pertaining thereto,
(ii) Grantee neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of "Mortgaged Property" herein, either prior to or after obtaining title to such Mortgaged Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Grantee may, at any time prior to or after the acquisition of title to any portion of the Mortgaged Property as above described, advise any party in writing as to the extent of Grantee's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Mortgaged Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Grantee shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Mortgaged Property, as lessee under any lease or purchaser or seller under any contract or option unless Grantee elects otherwise by written notification. The foregoing sentence shall not be deemed to imply that Grantee has any interest in the subleasehold estate created under the Sublease Agreement by virtue of this Mortgage, or that this Mortgage is not subject and subordinate to the leasehold created under the Lease Agreement.

          Section 2.4.  Interest on Amounts Due.  Each amount due and owing by
                        -----------------------
Grantor to Grantee or any Holder pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, at the rate described in
Section 2.09(c) of the Credit Agreement in effect on the date such amount becomes due (but never in excess of the maximum nonusurious amount permitted by applicable law), which interest shall be payable to Grantee or Holders as applicable on demand; provided, however, that in the event that the Credit
                      --------  -------
Agreement is not then in effect, the rate described in Section 2.09(c) of the Credit Agreement shall be deemed to be incorporated herein by reference; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the Secured Indebtedness. For purposes of this
Section 2.4, the Credit Agreement shall establish the definition of Base Rate, and, in the event that the Credit Agreement is not then in effect, the definition of Base Rate set forth in the Credit Agreement shall be deemed to be incorporated herein by reference.

               ARTICLE 3 - Collateral Assignment of Leases and Rents
                           -----------------------------------------

          Section 3.1.  Assignment.  As additional security for the indebtedness
                        ----------
secured hereby, Grantor hereby assigns to Grantee all Rents (hereinafter defined) and all of Grantor's rights in and under all Leases (hereinafter defined). Upon the occurrence and continuation of an Event of Default hereunder, Grantee shall have the right, power and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall to the fullest extent permitted by applicable law be sufficient action by Grantee to entitle Grantee to immediate and direct payment of the Rents (including delivery to Grantee of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided in this Mortgage, all without the necessity of any further action by Grantee, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Mortgaged Property. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Grantee upon written demand by Grantee, without further consent of Grantor, without any obligation to determine whether an Event of Default has in fact occurred and regardless of whether Grantee has taken possession of any portion of the Mortgaged Property, and the tenants may rely upon any written statement delivered by Grantee to the tenants. Any such payment to Grantee shall constitute payment to Grantor under the Leases, and Grantor hereby appoints Grantee as Grantor's lawful attorney-in-fact for giving, and Grantee is hereby empowered to give, acquittances to any tenants for such payments to Grantee upon and after an Event of Default. The assignment contained in this Section shall become null and void upon the release of this Mortgage. As used herein: (i) "Lease" means each existing or future lease, sublease (to the extent of
 -----
Grantor's rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Mortgaged Property, or any part thereof, or interest therein, including without limitation, the Lease Agreement, the Air Rights Lease Agreement dated July 7, 1994, by and between Grantor and Air Products and Chemicals, Inc., and the Sublease Agreement (to the extent of Grantor's rights thereunder), and each existing or future guaranty of payment or performance thereunder or under each such other lease, sublease, agreement or guaranty, and all extensions, renewals, modifications and replacements of such Lease Agreement and Air Rights Lease Agreement and each such other lease, sublease, agreement or guaranty; and (ii) "Rents" means all of
                                                             -----
the rents, revenue, income, profits and proceeds derived and to be derived from the Mortgaged Property (other than revenues, income, or profits resulting from the sale of Grantor's inventory) or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to indemnity obligations in favor of Grantor arising under any Lease (including without limitation indemnity obligations covering any tenant's obligation to pay taxes, utilities or other obligations relating to the leasehold), liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, all of Grantor's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable bankruptcy or other debtor laws, together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Mortgaged Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Mortgaged Property.

          Section 3.2.  Covenants, Representations and Warranties Concerning
                        ----------------------------------------------------
Leases and Rents.  Grantor covenants, represents and warrants that: (i) Grantor
- ----------------
has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and authority to assign them; (ii) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (iii) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (iv) no Rents have been waived, released, discounted, set off or compromised, except that the rental under the Lease Agreement is a nominal $1.00; (v) except as stated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (vi) Grantor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (vii) Grantor will not, without the prior written consent of Agent or, if the Credit Agreement is not then in effect or an Event of Default exists, of Grantee, enter into any Lease after the date hereof, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance (except for rent received more than one (1) month in advance in connection with the Lease Agreement), grant any rent-free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim under a Lease against a tenant in bankruptcy or otherwise; (viii) Grantor will not, except in good faith where the tenant is in material default thereunder, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one year or more; (ix) Grantor will not execute any Lease except in accordance with the Credit Documents and for actual occupancy by the tenant thereunder; (x) Grantor shall give prompt notice to Grantee, as soon as Grantor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, and Grantor shall defend, at Grantor's expense, any proceeding pertaining to any Lease, including, if Grantee so requests, any such proceeding to which Grantee is a party; (xi) Grantor shall as often as requested by Grantee, within ten (10) days of each request, deliver to Grantee a complete rent roll of the Mortgaged Property in such detail as Grantee may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Grantor, and deliver to such of the tenants and others obligated under the Leases specified by Grantee written notice of the assignment in Section hereof in form and content satisfactory to Grantee; (xii) promptly upon request by Grantee, Grantor shall deliver to Grantee executed originals of all Leases and copies of all records relating thereto; (xiii) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Agent or, if the Credit Agreement is not then in effect or an Event of Default exists, of Grantee; and (xiv) Grantee may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Mortgage to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate; and (xv) Grantor shall not amend or terminate the Lease Agreement, the Reciprocal Easement Agreement, or the Sublease Agreement at any time, without the prior written consent of Agent or, if the Credit Agreement is not then in effect or an Event of Default exists, of Grantee, provided, however, that in the event that the Release Tract has been
            --------  -------
released from the lien of this

Mortgage by Grantee, the Lease Agreement may be amended but not terminated and the Sublease Agreement may be amended or terminated; provided further, however,
                                                     ----------------  -------
that the triple-net provisions, the indemnification provisions, and the non-merger provisions may not be amended at any time, except with the prior written consent of the Agent or, if the Credit Agreement is not then in effect or an Event of Default exists, of Grantee. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Mortgage to any Lease.

          Section 3.3.  No Liability of Grantee.  Grantee's acceptance of this
                        -----------------------
assignment shall not be deemed to constitute Grantee a "mortgagee in possession," nor obligate Grantee to appear in or defend any proceeding relating to any Lease or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Grantee. Grantee shall not be liable for any injury or damage to person or property in or about the Mortgaged Property, or for Grantee's failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Grantee's rights regarding Leases and Rents (including collection of Rents) nor possession of the Mortgaged Property by Grantee nor Grantee's or Agent's consent to or approval of any Lease (nor all of the same), shall render Grantee liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option. If Grantee seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Grantee neither has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of Grantee under this Article 3 shall be cumulative of all other rights of Grantee under the Credit Documents or otherwise.

                              ARTICLE 4 - Default
                                          -------

          Section 4.1.  Events of Default.  The occurrence of any one of the
                        -----------------
following shall be an Event of Default under this Mortgage:

          (a)  Credit Agreement Default.  The occurrence of an "Event of
               ------------------------
Default" as such term is defined under the Credit Agreement.

          (b)  Indenture Default.  The occurrence of an "Event of Default" as
               -----------------
such term is defined under the Indenture.

          (c)  Transfer of the Mortgaged Property.  Any sale, lease, conveyance,
               ----------------------------------
assignment, pledge, encumbrance, or transfer of all or any part of the Mortgaged Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except as permitted under the Credit Documents.

          (d)  Abandonment.  The owner of the Mortgaged Property abandons any of
               -----------
the Mortgaged Property.

          (e)  Default Under Other Lien.  A default or Event of Default occurs
               ------------------------
under any lien, security interest or assignment covering the Mortgaged Property or any part thereof (whether or not Grantee or Agent has consented, and without hereby implying Grantee's or Agent's consent, to any such lien, security interest or assignment not created hereunder), or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

          (f)  Grant of Easement, Etc.  Without the prior written consent of
               -----------------------
Agent or Grantee, Grantor grants any easement, dedication or restriction or files any plat, or otherwise encumbers the Mortgaged Property, or seeks or permits any zoning reclassification or variance, unless such action is permitted by the Credit Agreement and the Indenture, does not materially adversely affect the Mortgaged Property, or is permitted under Section 6.25 or otherwise in this Mortgage.

          (g)  Enforceability; Priority.  Any Credit Document shall for any
               ------------------------
reason without Grantee's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Grantee; or the liens, mortgages or security interests of Grantee in any of the Mortgaged Property become unenforceable in whole or in part, or cease to be of the first priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Grantor or any person obligated to pay any part of the Secured Indebtedness.

          (h)  Destruction.  The Mortgaged Property is demolished, destroyed or
               -----------
damaged provided however that such demolition, destruction or damage shall not
        -------- -------
constitute an Event of Default if Grantor has sufficient funds (including insurance proceeds) to rebuild the Mortgaged Property and proceeds diligently to rebuild the Mortgaged Property or the Secured Indebtedness has been paid in full.

          (i)  Condemnation.  There is commenced any proceeding to condemn or
               ------------
otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of a material portion of the Premises, such as would materially adversely affect the use and operation thereof as a wafer fabrication facility or materially diminish the value of the Premises.

          Section 4.2.  Notice and Cure.  If any provision of this Mortgage or
                        ---------------
any other Credit Document provides for Grantee or any Holder to give to Grantor any notice regarding an

Event of Default or incipient Event of Default, then if Grantee or any Holder shall fail to give such notice to Grantor as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Notes, the Bank Indebtedness, and/or the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default or Event of Default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Grantee or Holders, all of which damages or other relief are hereby waived by Grantor. Nothing herein or in any other Credit Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Credit Documents.

                              ARTICLE 5 - Remedies
                                          --------

          Section 5.1.  Certain Remedies.  If an Event of Default occurs and is
                        ----------------
continuing, Grantee or the Holders, as the case may be, may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

          (a)  Acceleration.  The Holders may at any time and from time to time
               ------------
declare any or all of the Secured Indebtedness immediately due and payable and such Secured Indebtedness shall thereupon be immediately due and payable, without presentment, demand, notice, protest, notice of protest, notice of acceleration or notice of intention to accelerate of any kind, all of which are hereby expressly waived by Grantor.

          (b)  Enforcement of Assignment of Rents.  Prior or subsequent to
               ----------------------------------
taking possession of any portion of the Mortgaged Property or taking any action with respect to such possession, Grantee may: (1) collect and/or sue for the Rents in Grantee's own name, give receipts and releases therefor, and after deducting all reasonable expenses of collection, including reasonable attorneys' fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Grantee may elect and/or to the operation and management of the Mortgaged Property, including the payment of reasonable management, brokerage and attorney's fees and expenses; and (2) require Grantor to transfer all security deposits and records thereof to Grantee together with original counterparts of the Leases.

          (c)  Foreclosure.  Upon the occurrence and during the continuation of
               -----------
an Event of Default, Trustee, or her successor or substitute, is authorized and empowered and it shall be her special duty at the request of Grantee to sell the Mortgaged Property or any part thereof situated in the State of Texas, at the courthouse of any county (whether or not the counties in which the Mortgaged Property is located are contiguous, if the Mortgaged Property is located in more than one county) in the State of Texas in which any part of the Mortgaged Property is situated, at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by deed of trust, after having given notice of such sale in accordance with such statutes. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Grantee may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the Secured Indebtedness and the expense of executing this trust as provided herein, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right
                    --------  -------
to require the sale of less than the whole of the Mortgaged Property but Grantee shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. Trustee may, after any request or direction by Grantee, sell not only the real property but also the Collateral and other interests which are a part of the Mortgaged Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary for Trustee to have taken possession of any part of the Mortgaged Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with general warranty of title by Grantor, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of Grantee), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. In the event any sale hereunder is not completed or is defective in the opinion of Grantee, such sale shall not exhaust the power of sale hereunder and Grantee shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any Event of Default, or as to the Holders' having declared all of the Secured Indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Grantee, the Holders, or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Trustee or her successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting or filing of notices and the conduct of sale, but in the name and on behalf of Trustee, her successor or substitute. If Trustee or her successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

          (d)  Uniform Commercial Code.  Without limitation of Grantee's rights
               -----------------------
of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Grantee may exercise its rights of enforcement with respect to the Collateral or any part thereof under the UCC (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Grantee may enter upon Grantor's premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Grantee may require Grantor to assemble the Collateral and make it available at a place Grantee designates which is mutually convenient to allow Grantee to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Mortgaged Property under power of sale as provided in paragraph (c) above in this Section ; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Mortgaged Property may, at the option of Grantee, be sold as a whole; (6) it shall not be necessary that Grantee take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale;
(7) with respect to application of proceeds of disposition of the Collateral under Section hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Grantee; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any Event of Default, or as to Grantee having declared all of the Secured Indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Grantee, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (9) Grantee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Grantee, including the sending of notices and the conduct of the sale, but in the name and on behalf of Grantee.

          (e)  Lawsuits.  Grantee may proceed by a suit or suits in equity or
               --------
at law, whether for collection of the Secured Indebtedness, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

          (f)  Entry on Mortgaged Property.  Grantee is authorized, prior or
               ---------------------------
subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Mortgaged Property, or any part thereof, and to take possession of the Mortgaged Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Property. Grantee shall not be deemed to have taken possession of the Mortgaged Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All reasonable costs, expenses and liabilities of every character incurred by Grantee in managing, operating, maintaining, protecting or preserving the Mortgaged Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay within five (5) days of demand) to Grantee pursuant to this Mortgage. If necessary to obtain the possession provided for above, Grantee may invoke any and all legal remedies to dispossess Grantor. In connection with any action taken by Grantee pursuant to this Section, Grantee shall not be liable for any loss sustained by Grantor resulting from any failure to let the Mortgaged Property or any part thereof, or from any act or omission of Grantee in managing the Mortgaged Property unless such loss is caused by the willful misconduct or bad faith of Grantee, nor shall Grantee be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Mortgaged Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Grantee with respect to the Mortgaged Property taken under this Section.

          (g)  Receiver.  Grantee shall as a matter of right be entitled to the
               --------
appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the Secured Indebtedness. Nothing herein is to be construed to deprive Grantee of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Grantee in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay within five (5) days of demand) owing by Grantor to Grantee pursuant to this Mortgage.

          (h)  Other Rights and Remedies.  Grantee and the Holders may exercise
               -------------------------
any and all other rights and remedies which Grantee or any Holder may have under the Credit Documents, or at law or in equity or otherwise.

          Section 5.2.  Effective as Mortgage.  This instrument shall be
                        ---------------------
effective as a mortgage as well as a deed of trust and upon the occurrence of an Event of Default may be foreclosed as to any of the Mortgaged Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Grantee; and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Mortgaged Property to Grantee. In the event a foreclosure hereunder shall be commenced by Trustee, or her substitute or successor, Grantee may at any time before the sale of the Mortgaged Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Notes, the Bank Indebtedness, and/or any other Secured Indebtedness and for the foreclosure of this Mortgage. It is agreed that if Grantee should institute a suit for the collection of the Notes, the Bank Indebtedness, and/or any other Secured Indebtedness and for the foreclosure of this Mortgage, Grantee may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, her substitute or successor to sell the Mortgaged Property in accordance with the provisions of this Mortgage.

          Section 5.3.  Proceeds of Foreclosure.  The proceeds of any sale held
                        -----------------------
by Trustee or Grantee or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied: FIRST, to the
                                                                -----
payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all reasonable attorneys' fees and legal expenses, all court costs and charges of every character, and a reasonable fee (not exceeding five percent (5%) of the gross proceeds of such sale) to Trustee acting under the provisions of paragraph (c) of Section hereof if foreclosed by power of sale as provided in said paragraph, and to the payment of the other Secured Indebtedness, including specifically without limitation the obligations of Grantor to Grantee, the principal, accrued interest and reasonable attorneys' fees due and unpaid on the Notes, the Bank Indebtedness, and the amounts due and unpaid and owed to Grantee and any Holder under this Mortgage, the order and manner of application to the items in this clause FIRST to be, as between
                                                  -----
Grantor and Grantee, in Grantee's sole discretion; and SECOND, the remainder, if
                                                       ------
any there shall be, shall be paid to Grantor, or to Grantor's heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Grantee is uncertain which person or persons are so
- --------  -------
entitled, Grantee may interplead such remainder in any court of competent jurisdiction, and the amount of any reasonable attorneys' fees, court costs and expenses incurred in such action shall be a part of the Secured Indebtedness and shall be reimbursable (without limitation) from such remainder.

          Section 5.4.  Beneficiaries as Purchaser.  Grantee, Agent, Indenture
                        --------------------------
Trustee, Trustee, or any Holder shall have the right to become the purchaser at any sale held by Trustee or her substitute or successor or by any receiver or public officer or at any public sale, and any such purchaser shall have the right to credit upon the amount of its or her successful bid, to the extent necessary to satisfy such bid, all or any part of the Secured Indebtedness in such manner and order as Grantee may elect.

          Section 5.5.  Foreclosure as to Matured Debt.  Upon the occurrence and
                        ------------------------------
during the continuation of an Event of Default, Grantee shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 5.3 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST (modified as provided above) shall be applied to the prepayment (without penalty) of any other Secured Indebtedness in such manner and order and to such extent as Grantee deems advisable, and the remainder, if any, shall be applied as provided in clause SECOND of Section 5.3 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

          Section 5.6.  Remedies Cumulative.  All rights and remedies provided
                        -------------------
for herein and in any other Credit Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee, Grantee and the Holders shall, in addition to the rights and remedies provided herein or in any other Credit Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Credit Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

          Section 5.7.  Grantee's Discretion as to Security.  Grantee may
                        -----------------------------------
resort to any security given by this Mortgage or to any other security now existing or hereafter given to Grantee to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Grantee in its sole discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

          Section 5.8.  Grantor's Waiver of Certain Rights.  To the full extent
                        ----------------------------------
Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by applicable law and except as otherwise expressly provided in the Credit Documents, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to accelerate, mature or declare due the whole of the Secured Indebtedness, notice of acceleration, notice of election to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of assets of Grantor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Grantee under the terms of this Mortgage to a sale of the Mortgaged Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the right of Grantee under the terms of this Mortgage to the payment of the Secured Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant (other than the Holders) whatever.
Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to the UCC, or any other provision of Texas or New York law, pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

          Section 5.9.  Delivery of Possession After Foreclosure.  In the event
                        ----------------------------------------
there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's heirs, devisees, representatives, successors or assigns are occupying or using the Mortgaged Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

                           ARTICLE 6 - Miscellaneous
                                       -------------

          Section 6.1.  Scope of Mortgage.  This Mortgage is a deed of trust and
                        -----------------
mortgage of both real and personal property, a security agreement, a financing statement and a collateral assignment, and also covers proceeds and fixtures.

          Section 6.2.  Effective as a Financing Statement.  This Mortgage
                        ----------------------------------
shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property (including said fixtures) is situated. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of Section 9.103 of the UCC, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Mortgaged Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property is situated. This Mortgage shall also be effective as a financing statement covering any other Mortgaged Property and may be filed in any other appropriate filing or recording office. The mailing address of debtor is the address of Grantor set forth at the end of this Mortgage and the address of the secured party from which information concerning the security interests hereunder may be obtained is the address of Grantee set forth at the end of this Mortgage. A carbon, photographic or other reproduction of this

Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

          Section 6.3.  Waiver.  Grantee may at any time and from time to time
                        ------
by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor's doing any act which hereunder Grantor is prohibited from doing, or to Grantor's failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Mortgaged Property or any interest therein from the lien and security interest of this Mortgage, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Credit Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Grantee or Trustee hereunder except to the extent specifically agreed to by Grantee in such writing.

          Section 6.4.  No Impairment of Security.  The lien, security interest
                        -------------------------
and other security rights of Grantee hereunder or under any other Credit Document shall not be impaired by any indulgence, moratorium or release granted by Grantee including, but not limited to, any renewal, extension or modification which Grantee may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Grantee may grant in respect of the Mortgaged Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by Grantee shall not release or impair the lien, security interest or other security rights of Grantee hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Mortgaged Property (without implying hereby Grantee's or Agent's consent to any junior lien).

          Section 6.5.  Acts Not Constituting Waiver by Grantee.  Grantee may
                        ---------------------------------------
waive any default without waiving any other prior or subsequent default or Event of Default. Grantee may remedy any default or Event of Default without waiving the default or Event of Default remedied. Neither failure by Grantee to exercise, nor delay by Grantee in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any Event of Default shall be construed as a waiver of such default or Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Grantee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Grantee (or in the case of a consent, by Agent) and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by Grantee or appropriate Holder, as applicable, of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

          Section 6.6.  Grantor's Successors.  If the ownership of the Mortgaged
                        --------------------
Property or any part thereof becomes vested in a person other than Grantor, Grantee may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Mortgaged Property, no forbearance on the part of Grantee or any Holder, and no extension of the time for the payment of the Secured Indebtedness given by Grantee or any Holder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the Secured Indebtedness. Each Grantor agrees that it shall be bound by any modification of this Mortgage or any of the other Credit Documents made by Grantee or Holder as applicable and any subsequent owner of the Mortgaged Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such Grantor under this Mortgage or any other Credit Document. Nothing in this Section or elsewhere in this Mortgage shall be construed to imply Grantee's, Agent's or any Holder's consent to any transfer of the Mortgaged Property.

          Section 6.7.  Subrogation to Existing Liens; Vendor's Lien.  To the
                        --------------------------------------------
extent that proceeds of the Notes and the Bank Indebtedness are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Holders at Grantor's request, and Holders shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Holders are subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Holders, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the Bank Indebtedness or the loans evidenced by the Notes or of any other Secured Indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Mortgaged Property, no vendor's lien is waived; and Grantee (for the benefit of Holders) shall have, and is hereby granted, a vendor's lien on the Mortgaged Property as cumulative additional security for the Secured Indebtedness. Grantee may foreclose under this Mortgage or under the vendor's lien without waiving the other or may foreclose under both.

          Section 6.8.  Application of Payments to Certain Indebtedness.  If any
                        -----------------------------------------------
part of the Secured Indebtedness cannot be lawfully secured by this Mortgage or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

          Section 6.9.  Substitute Trustee.  Trustee may resign by an
                        ------------------
instrument in writing addressed to Grantee, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Grantee. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Grantee shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Grantee shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Grantee and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Indebtedness has been paid in full, or until the Mortgaged Property is fully and finally sold hereunder. If Grantee is a corporation, trust company, or association and such appointment is executed on its behalf by an officer of such corporation, trust company, or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation, trust company, or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee and he or she shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to "Trustee" shall be deemed to refer to Trustee (including
                      -------
any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

          Section 6.10.  No Liability of Trustee.  Trustee shall not be liable
                         -----------------------
for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee's negligence), except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by her hereunder, believed by her in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by her hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or her successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save her harmless against, any and all liability and expenses which may be incurred by her in the performance of her duties. The foregoing indemnity shall not terminate upon discharge of the Secured Indebtedness or foreclosure, or release or other termination, of this Mortgage.

          Section 6.11.  Release of Mortgage.  If all of the Secured
                         -------------------
Indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and all obligations, if any, of all Holders for further advances have been terminated, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be promptly released by Grantee in due form at Grantor's cost. Without limitation, all provisions herein for indemnity of Grantee, Holders, or Trustee shall survive discharge of the Secured Indebtedness and any foreclosure, release or termination of this Mortgage, including, without limitation, the indemnity provisions set forth in Section 2.1(o) hereof.

          Section 6.12.  Notices.  All notices, requests, consents, demands and
                         -------
other communications required or which any party desires to give hereunder or under any other Credit Document shall be in writing and, shall be deemed sufficiently given or furnished if delivered (i) by personal delivery, by courier service that provides an airbill or other evidence of delivery or attempted delivery, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed); or (ii) by telegram, telex, or facsimile (which shall be followed promptly by a written notice sent in the manner providing in the preceding clause (i) of this sentence; or (iii) by any method permitted under the Credit Agreement or the Indenture or expressly otherwise required under this Mortgage. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Credit Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

          Section 6.13.  Invalidity of Certain Provisions.  A determination
                         --------------------------------
that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

          Section 6.14.  Gender; Titles; Construction.  Within this Mortgage,
                         ----------------------------
words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Mortgage and not to any particular Article, Section, paragraph or provision. The term "person" and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, trust companies, and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

          Section 6.15.  Reporting Compliance.  Grantor agrees to comply with
                         --------------------
any and all reporting requirements applicable to the transaction involving the Bank Indebtedness secured by this Mortgage and the transaction evidenced by the Notes secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Grantee to furnish Grantee with evidence of such compliance.

          Section 6.16.  Consent.  Except where otherwise expressly provided
                         -------
herein, in any instance hereunder where the approval, consent or the exercise of judgment of Grantee or Agent is required or requested, (i) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Grantee or Agent as applicable, and Grantee and Agent shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Grantee's or Agent's judgment, and (ii) no approval or consent of Grantee or Agent shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Grantee or Agent, as applicable.

          Section 6.17.  Grantor.  Unless the context clearly indicates
                         -------
otherwise, as used in this Mortgage, "Grantor" means the grantor named in Section hereof. If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership, limited liability company, or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Grantee that this instrument is executed, acknowledged and delivered by Grantor's duly authorized representatives. If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor's disability.

          Section 6.18.  Execution; Recording.  This Mortgage has been executed
                         --------------------
in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof. Grantor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Grantee shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

          Section 6.19.  Successors and Assigns.  The terms, provisions,
                         ----------------------
covenants and conditions hereof shall be binding upon and shall inure to the benefit of Grantor, Trustee, Grantee and Holders and their respective representatives, successors and assigns and shall constitute covenants running with the Land. All references in this Mortgage to any person shall be deemed to include all such person's representatives, successors and assigns.

          Section 6.20.  Modification or Termination.  This Mortgage may only be
                         ---------------------------
modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

          Section 6.21.  No Partnership, etc.  The relationship between Holders
                         -------------------
and Grantor is solely that of lenders or securities purchaser and borrower. The relationship between Grantee and Grantor is solely that of lienholder/secured party and debtor. Neither Holders nor Grantee have any fiduciary or other special relationship with Grantor. Nothing contained in the Credit Documents is intended to create any partnership, joint venture, association or special relationship between Grantor and Holders or between Grantor and Grantee or in any way make Grantee or any Holder a co-principal with Grantor with reference to the Mortgaged Property. All agreed contractual duties between or among Holders, Grantor, Grantee, and Trustee are set forth herein and in the other Credit Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

          Section 6.22.  Compliance with Usury Laws.  It is the intent of
                         --------------------------
Grantor and Grantee and all other parties to the Credit Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Grantee and Grantor (or any other party liable with respect to any indebtedness under the Credit Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, Event of Default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contacted for, charged, chargeable, or received under this Mortgage, the Notes or any other Credit Document, or in respect of the Bank Indebtedness or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible
                                         --------------
construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Grantee or any Holder shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Notes, the Bank Indebtedness, or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and neither Grantee nor any Holder intends to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Grantee shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such Secured Indebtedness so that the amount of interest on account of such Secured Indebtedness does not exceed the Maximum Amount. As used in this Section, the term "applicable law" shall mean the state law applicable to the Secured Indebtedness, pursuant to the Credit Agreement, or the Indenture (whichever relates to the relevant portion of the Secured Indebtedness), or the federal law of the United States, whichever law allows the greater interest, as such law now exists or may be changed or amended or come into effect in the future.

     Section 6.23.  Applicable Law.  THIS MORTGAGE SHALL BE CONSTRUED, AND THE
                    --------------
RIGHTS AND OBLIGATIONS OF GRANTOR AND GRANTEE HEREUNDER DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCEPT WITH RESPECT TO THE PROVISIONS HEREOF THAT RELATE TO THE CREATION, PERFECTION, AND PRIORITY OF LIENS AGAINST, THE CONVEYANCE OF TITLE TO, OR THE REALIZATION UPON THE MORTGAGED PROPERTY, WHICH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY FOR ITSELF AND IN RESPECT OF ITS PROPERTY TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK OR TEXAS STATE COURT, OR ANY UNITED STATES FEDERAL COURT, SITTING IN NEW YORK OR TEXAS FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO GRANTOR AT ITS ADDRESS SET FORTH AT THE END OF THIS MORTGAGE.
GRANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. GRANTOR FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO ANY ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. NOTHING IN THIS SECTION Applicable Law6.23 SHALL AFFECT THE RIGHT OF GRANTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF GRANTEE TO BRING ANY ACTION OR PROCEEDING AGAINST GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 6.24.  Waiver of Deficiency Statute Protections/Fair Market Value
                    ----------------------------------------------------------
for Calculating Deficiencies.
- ----------------------------

     (a) Notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Grantor agrees that Grantee or any Holder shall be entitled to seek a deficiency judgment from Grantor and any other party obligated on the Secured Indebtedness equal to the difference between the amount of the Secured Indebtedness and the amount for which the Mortgaged Property was sold pursuant to a judicial or nonjudicial foreclosure sale. Grantor expressly recognizes that this Section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Grantor and other persons against whom recovery of deficiencies is sought or guarantors independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Mortgaged Property as of the date of foreclosure and offset against any deficiency by the amount by which the foreclosure sale price is determined to be less than such fair market value. Grantor further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Mortgaged Property for purposes of calculating deficiencies owed by Grantor, guarantors, and others against whom recovery of a deficiency is sought.

     (b) Alternatively, in the event this waiver is determined by a court of competent jurisdiction to be unenforceable, the following shall be considered competent evidence for the finder of fact's determination of the fair market value of the Mortgaged Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time):

     (i) The Mortgaged Property shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Mortgaged Property will be repaired or improved in any manner before a resale of the Mortgaged Property after foreclosure;

     (ii) The valuation shall be based upon an assumption that the foreclosure purchaser desires a prompt resale of the Mortgaged Property for cash promptly (but no later than twelve months) following the foreclosure sale;

     (iii) All expenses to be incurred when Grantee or any Holder resells the Mortgaged Property including reasonable closing costs customarily borne by the seller in a commercial real estate transaction should be added to the Secured Indebtedness, including, without limitation, brokerage commissions, title insurance, a survey of the Mortgaged Property, tax prorations, attorneys' fees, and marketing costs;

     (iv) The gross fair market value of the Mortgaged Property shall be further discounted to account for any estimated holding costs associated with maintaining the Mortgaged

Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance expenses; and

     (v) Any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Property must be given by persons having at least five years experience in appraising improved property in the vicinity where the Mortgaged Property is located and being actively engaged therein at the time of such testimony.

     Section 6.25.  Release Tract and Ratification.
                    ------------------------------

     (a) After the execution of this Mortgage, Grantor shall use its best efforts to replat the Land into two separate platted tracts: (1) the Release Tract (as hereinafter defined); and (2) the Security Tract (as hereinafter defined). As used herein, the term "Release Tract" means the portion of the Land more particularly described by metes and bounds on Exhibit C attached
                                                        ---------
hereto and incorporated herein by reference (the "Release Tract Property
                                                  ----------------------
Description").  As used herein the term "Security Tract" means the portion of
- -----------
the Land more particularly described by metes and bounds on Exhibit D attached
                                                            ---------
hereto and incorporated herein by reference (the "Security Tract Property
                                                  -----------------------
Description"), together with all Improvements situated thereon.  Grantee
- -----------
consents to a replat of the Land described by the Release Tract Property Description into the Release Tract (the "Release Tract Plat") and to a replat of
                                         ------------------
the Land described by the Security Tract Property Description (the "Security
                                                                    --------
Tract Plat") into the Security Tract.  Grantor and Grantee agree, acknowledge,
- ----------
and confirm that the value of the Release Tract, at the time of the execution of this Mortgage, is $1,500,042.

     (b) Grantor shall be entitled to receive from Grantee a release of the lien of this Mortgage covering the Release Tract in the form attached hereto as

Schedule 1 to this Mortgage (the "Partial Release of Lien"), if
- ----------                        -----------------------

         (1) Grantee and Agent shall have received from Grantor a copy of the Release Tract Plat covering the Release Tract, showing recording data, evidencing final plat approval by the City of Austin, and involving no deviation from the Release Tract Property Description (except as otherwise provided below);

         (2) Grantee and Agent shall have received from Grantor a copy of the Security Tract Plat covering the Security Tract, showing recording data, evidencing final plat approval by the City of Austin, and involving no deviation from the Security Tract Property Description (except as otherwise provided below); and

         (3) Grantee, Agent, and Indenture Trustee shall have received from Grantor a written certificate executed by Grantor that certifies to Grantee, Agent, and Indenture Trustee that the Release Tract Plat and the Security Tract Plat delivered by Grantor pursuant to subparagraphs (b)(1) and (b)(2) immediately preceding meets the criteria set forth in subparagraphs (b)(1) and (b)(2) immediately preceding.

Grantee and Agent shall have ten (10) business days from receipt of such Grantor certificate or Grantor's certificate under Section 6.25(c) hereof (and accompanying items pursuant to subparagraph (1) and (2) above) or from receipt of the certificate of Grantee's engineering (or other) consultant, if later, to determine whether the items submitted by Grantor pursuant to subparagraphs (1) -
(3) above meet the criteria set forth in subparagraphs (1) - (3) above.

     (c) The Release Tract Plat shall not encompass a tract of land that deviates in any respect from the tract of land described in the Release Tract Property Description, unless the City of Austin requires such deviation as a condition to its approval. The Security Tract Plat shall not encompass a tract of land that deviates in any respect from the tract of land described in the Security Tract Property Description, unless the City of Austin requires such deviation as a condition to its approval. In the event that the Release Tract Plat encompasses a tract of land that deviates in any respect from the tract of land described in the Release Tract Property Description, as required by the City of Austin, or in the event that the Security Tract Plat encompasses a tract of land that deviates in any respect from the tract of land described in the Security Tract Property Description as required by the City of Austin, Grantor shall provide Grantee, Agent, and Indenture Trustee, in addition to the items required by subparagraphs (1), (2) and (3) above and as a condition to Grantee's execution and delivery of the Partial Release of Lien, (i) a certificate from Grantee's engineering consultant, Gray Jansing & Associates, Inc., or other engineer or consultant reasonably satisfactory to Agent, Grantee, and Grantor (which consent of Grantor shall not be unreasonably withheld, and which consent of Grantor shall be deemed given, if Grantor fails to consent to or reject the use of such consultant within five (5) business days of Grantee's requested choice of such consultant), in the form attached as Schedule 2 to this Mortgage;
                                                    ----------
(ii) a certificate of Grantor in the form attached as Schedule 3 to this
                                                      ----------
Mortgage; (iii) an amendment to the Lease Agreement and the Sublease Agreement in which the property description of the leased or subleased premises is replaced with the property description of the Release Tract with such deviations from the Release Tract Property Description as have been approved by Grantee's engineering (or other) consultant in its certificate required by subparagraph
(i) immediately preceding and for which Grantor's certificate required by subparagraph (ii) immediately preceding has been given; and (iv) an amendment to the Easement Agreement in which the property descriptions of the Premises (as defined in the Easement Agreement) and AMD's Adjoining Land (as defined in the Easement Agreement) are replaced with the property descriptions of the Release Tract and the Security Tract respectively with such deviations from the Release Tract Property Description and from the Security Tract Property Description as have been approved by Grantee's engineering (or other) consultant in its certificate given in accordance with subparagraph (i) above and for which Grantor's certificate required by subparagraph (ii) immediately preceding has been given. For purposes of the certificates attached as Schedule 2 and
                                                          ----------
Schedule 3 to this Mortgage and this Section 6.25(c), the term "Fab 25 Complex"
- ----------
shall mean the buildings that house the integrated circuit manufacturing (i.e. wafer fabrication) facility known as "Fab 25" and all related support buildings, structures, and plants, including, without limitation, the nitrogen plant, the industrial waste neutralization plant, the reverse osmosis de-ionized water production plant, and the electric substation. Notwithstanding any provision contained in this Mortgage to the contrary, Grantee shall have no obligation to release the Release Tract if any portion of the buildings and structures comprising the Fab 25 Complex is located on the Release Tract.

     (d) Grantor grants Grantee an irrevocable power of attorney, in Grantor's name and on its behalf, to re-plat the Land into the Release Tract and the Security Tract and to contact, negotiate and settle with the City of Austin and all relevant governmental authorities all issues in connection with any such re-platting, in the event that Grantor is unable to accomplish the re-platting of the Land into the Release Tract and the Security Tract within one year from the date of this Mortgage or and an Event of Default or a default which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists.

     (e) Grantor hereby further covenants and agrees that, after the granting of such partial release as is provided herein, Grantor at Grantor's expense shall, within ninety (90) days after recording of such Partial Release of Lien, obtain a separation upon all public taxing and assessment rolls so that the remainder of the Mortgaged Property then subject to the lien of this Mortgage shall be separately rendered for tax purposes.

     (f) In the event that (i) the Release Tract is released by Grantee pursuant to the terms of this Section 6.25, and (ii) Grantee forecloses on the Security Tract or receives a deed in lieu of foreclosure on the Security Tract, Grantor agrees to execute a reciprocal easement agreement (the "New Easement Agreement")
                                                        ----------------------
incorporating the provisions of the Easement Agreement, except that the New Easement Agreement shall show Grantee and Grantor as the parties granting reciprocal easements to each other. Grantor grants Grantee an irrevocable power of attorney to execute Grantor's name, on behalf of Grantor, to such New Easement Agreement. In the event that such New Easement Agreement is not executed and filed of record, this provision of the Deed of Trust, which shall survive foreclosure or deed given in lieu of foreclosure, shall constitute ratification and joinder by Grantor and Grantee in the Easement Agreement and a grant of the same easements by Grantor to Grantee as were granted by AMD Texas Properties, L.L.C. ("Tenant") to Grantor in the Easement Agreement and a grant
                     ------
of the same easements by Grantee to Grantor as were granted by Grantor to Tenant in the Easement Agreement. For purposes of this subparagraph (f) only, the term "Grantee" shall include any third party purchaser of the Security Tract at a foreclosure.

             [The remainder of this page is purposely left blank.]

     Section 6.26.  Limitation of Powers of Grantee.  Grantor acknowledges that
                    -------------------------------
the powers and discretion granted to or held by the Grantee under this Mortgage are subject to the terms of the Intercreditor Agreement, and that the ability of the Grantee to take particular actions under this Mortgage may require the consent of one or more of the Agent, the Indenture Trustee, or other representatives of the Banks and the Noteholders. Grantee shall have no liability to Grantor or Trustee under this Mortgage for taking or failing to take any action to the extent such action or failure to take action is consistent with the terms of the Intercreditor Agreement.

     Section 6.27.  Entire Agreement.  This Mortgage and the Credit Documents to
                    ----------------
which Grantor is a party constitute the entire understanding and agreement between Grantor, Grantee, and Holders with respect to the transactions arising in connection with the Secured Indebtedness and supersede all prior written or oral understandings and agreements between Grantor, Grantee, and Holders with respect to the matters addressed in such Credit Documents. Grantor hereby acknowledges that, except as incorporated in writing in the Credit Documents to which Grantor is a party, there are not, and were not, and no persons are or were authorized by Grantee or any Holder to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in such Credit Documents.


             [The remainder of this page is purposely left blank.]

     THIS MORTGAGE, TOGETHER WITH THE CREDIT DOCUMENTS AND THE OTHER WRITTEN
     -----------------------------------------------------------------------
LOAN DOCUMENTS TO WHICH GRANTOR IS A PARTY, REPRESENT THE FINAL AGREEMENT
- -------------------------------------------------------------------------
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMP-
- ------------------------------------------------------------------------------
ORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
- ------------------------------------------------------

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES
     -----------------------------------------------------------


        IN WITNESS WHEREOF, this instrument is executed on the date set forth in the acknowledgment to be effective as of the date first written on page 1 hereof.

The address and federal tax        GRANTOR:
identification number of
Grantor are:

Advanced Micro Devices, Inc.       ADVANCED MICRO DEVICES, INC.,
1160 Kern                          a Delaware corporation
One AMD Place
Sunnyvale, California  94086
Mail Stop 150 (General Counsel)    By: /s/ Marvin D. Burkett
                                      ------------------------------------------
With a copy to:                    Name: Marvin D. Burkett
- --------------                          ----------------------------------------
Advanced Micro Devices, Inc.       Title: Senior Vice President, Chief
1160 Kern                                ---------------------------------------
One AMD Place                             Financial and Administrative
Sunnyvale, California 94086               Officer and Treasurer
Mail Stop 68 (Legal Department)

Federal Tax No. 94-1692300

The address of Grantee is
 (including county):

IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004
(New York County)
Attention: Corporate Trust Department

STATE OF CALIFORNIA                   (S)
                                      (S)
COUNTY OF SANTA CLARA                 (S)

          This instrument was acknowledged before me on August 8, 1996, by Marvin Burkett, Chief Financial Officer of Advanced Micro Devices, Inc., a Delaware corporation, on behalf of said corporation.

(SEAL)



                                /s/ Winona C. Orange
                                ------------------------------------------------
                                Notary Public in and for the State of California

                                    Winona C. Orange
                                ------------------------------------------------
                                Printed or Typed Name of Notary

                                My Commission Expires: 4-1-97
                                                      --------------------------

                                   EXHIBIT A
                                   ---------
                                       to
                 Deed of Trust, Assignment, Security Agreement
                            and Financing Statement

                                      Land
                                      ----


Fee Tracts:
- ----------

TRACT 1:  Lot One (1), SUNRIDGE PARK, SECTION TWO, a subdivision in Travis
- -------
          County, Texas, according to the map or plat thereof, recorded in Volume 77, Pages 118-119 of the Plat Records of Travis County, Texas.

TRACT 2:  Lots Three (3), Four (4), Five (5) and Six (6), Block "A", and Lots
- -------
          One (1) and Four (4), Block "B", all in UNIVERSITY BUSINESS PARK, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas.

TRACT 3:  Lot One (1), Block One (1), AMD ADDITION, a subdivision in Travis
- -------
          County, Texas, according to the map or plat thereof, recorded in Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas.

Easement Tracts:
- ---------------

(a)  AMD Potable Water Supply Easement:
     ---------------------------------

     This nonexclusive easement covers and burdens those portions of the Release Tract five feet (5') on each side of the presently existing potable water pipelines which are in, upon, under and through the Release Tract and those portions of the Release Tract in, on, over or across which one or more related facilities presently exist, which together with such pipelines, supply potable water to the Security Tract (the "AMD Water Supply System"). This nonexclusive easement further covers and includes, without limitation, all areas upon which there presently exist equipment, including without limitation pumps, pipes and valves, necessary for the proper functioning of the AMD Water Supply System, and any power supply necessary to operate such system.

(b)  AMD Fire Water Storage and Distribution System Easement:
     -------------------------------------------------------

     This nonexclusive easement covers and burdens those portions of the Release Tract upon which presently exist fire water storage tanks and other equipment and facilities and those portions of the Release Tract five feet (5') on each side of the presently existing fire water distribution pipelines which are in, upon, under and through the Release Tract which are used to distribute fire water to the Security Tract (such storage tanks, equipment, facilities and pipelines being herein called the

"AMD Fire Protection System"). This nonexclusive easement further covers and includes, without limitation, all areas upon which there presently exist any other equipment, including without limitation, pumps, pipes and valves, necessary for the proper functioning, of the AMD Fire Protection System, and any power supply necessary to operate such system.

(c)  AMD Natural Gas Distribution Easement:
     -------------------------------------

     This nonexclusive easement covers and burdens those portions of the Release Tract five feet (5') on each side of the presently existing pipelines which are in, upon, under and through the Release Tract and through which natural gas is distributed from the point of connection with the metering facilities of Southern Union Gas Company to the Security Tract, together with and including those additional areas on which other facilities related to the supply of natural gas to the Security Tract are located on the Release Tract.

(d)  AMD Wastewater Discharge System Easement:
     ----------------------------------------

     This nonexclusive easement covers and burdens those portions of the Release Tract five feet (5') on each side of the presently existing industrial and domestic waste water and sanitary sewer pipelines which are in, upon, under and through the Release Tract and those portions of the Release Tract in, on, over or across which one or more related facilities presently exist, which together with such pipelines, provide industrial and domestic waste water and sanitary sewer service to the Security Tract (the "AMD Wastewater Discharge System"). This nonexclusive easement further covers and includes, without limitation, all areas upon which there presently exist equipment, including without limitation pumps, pipes and valves, necessary for the proper functioning of the AMD Wastewater Discharge System, and any power supply necessary to operate such system.

(e)  AMD Drainage/Detention System Easement:
     --------------------------------------

     This nonexclusive easement covers and burdens:

           (1) Those portions of the Release Tract five feet (5') on each side of all presently existing storm water pipelines and conduits which are in, upon, under and through the Release Tract and those portions of the Release Tract in, on, over or across which one or more related facilities presently exist, which together with such pipelines, provide the current storm water discharge system for the Security Tract.

           (2) All areas on the Release Tract upon which there presently exist natural drainage courses, ditches or detention ponds necessary for the detention or discharge of storm water from the Security Tract over the Release Tract to reach either offsite disposal of such storm water via the City of Austin's storm water discharge system, or onsite detention.

(f)  AMD Parking Easement:
     --------------------

     This nonexclusive easement covers and burdens:

          (1) That portion of Lot 1 of "Advanced Micro Devices Section - 1," a subdivision according to the plat thereof recorded in Plat Book 85, Page 14-A and 14-B of the Plat Records of Travis County, Texas, being more particularly described on Exhibit A-1 attached to this Mortgage ("Parcel
                               -----------
     2"); and


          (2) Those portions of the Release Tract upon which presently exist paved concrete parking lots and related facilities such as lighting, security fences, overhead walkways and curb stops, which facilities provide nonexclusive parking to the Security Tract in common with the Release Tract. Without limiting the foregoing, this easement shall also include and extend to all necessary electric power distribution facilities necessary to service the lighting of the parking lots.

(g)  AMD Driveway Easement:
     ---------------------

     This nonexclusive easement covers and burdens those portions of the Release Tract and Parcel 2 upon which presently exist concrete or other paved surface driveways and concrete or other type hard surface paved areas used for ingress and egress between the Security Tract and public streets and adjoining properties. This nonexclusive easement further covers and includes, without limitation, the existing concrete paved maneuvering and staging area between Building No. 4 housing the FAB 25 complex and Building No. 1 housing the FAB 10 complex which provides access to and a vehicular turning area for the loading docks for each of said buildings, said turning area being located between said two buildings.

(h)  AMD Electric Service Easement:
     -----------------------------

     This nonexclusive easement covers and burdens those portions of the Release Tract upon which presently exists electric power lines, wires, conduits, equipment, transformers and other facilities providing electric power service to the Security Tract.

(i)  AMD Telecommunications Easement:
     -------------------------------

     This nonexclusive easement covers and burdens those portions of the Release Tract five feet (5') on each side of all presently existing telephone, fiber optic and other telecommunication lines, including all cables, wires, and conduits, together with those portions of the Release Tract on which presently exist equipment and other facilities, used to provide telephone, video and sound, and telecommunications services to the Security Tract.

                                  EXHIBIT A-1

                                  DESCRIPTION

          FOR A 1.849 ACRE (80,533 SQUARE FOOT) TRACT OF LAND SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS, BEING A PORTION OF LOT 1 OF "ADVANCED MICRO DEVICES SECTION - 1", A SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 85 PAGE 14-A AND 14-B OF THE PLAT RECORDS OF SAID COUNTY, SAID 1.849 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

          BEGINNING on an iron rod found on a point in the southerly right-of-way line of Oltorf Street East (90.00 foot right-of-way width), said point being the northeasterly corner of Lot 4, Block B of "University Business Park", a subdivision according to the plat thereof recorded in Plat Book 85 Pages 52C, 52D & 53A of said Plat Records, said point being also the northwesterly corner of said Lot 1 and the POINT OF BEGINNING hereof;

          THENCE with the southerly right-of-way line of Oltorf Street East, same being the northerly boundary line of said Lot 1, S59(Degrees)02'54"E for a distance of 199.18 feet to the most easterly corner hereof;

          THENCE departing said right-of-way line through the interior of said Lot 1 the following courses and distances numbered 1 through 6:

          1) S31(Degrees)13'26"W for a distance of 95.01 feet to an angle point;

          2) N60(Degrees)20'22"W for a distance of 101.25 feet to an angle point;

          3) S11(Degrees)37'28"W for a distance of 97.15 feet to an angle point;

          4) S41(Degrees)36'52"W for a distance of 125.38 feet to an angle point;

          5) S11(Degrees)28'20"W for a distance of 257.55 feet to an angle point;

          6) N78(Degrees)31'40"W for a distance of 182.05 feet to an iron rod found on an angle point in the westerly boundary line of said Lot 1, same being the northeasterly corner of Lot 3, Block B, of said "University Business Park", being also the southeasterly corner of said Lot 4 and most southerly corner hereof;

          THENCE with the westerly boundary line of said Lot 1, same being the easterly boundary line of said Lot 4, the following courses and distances numbered 1 through 3:

          1) N28(Degrees)57'50"E for a distance of 14.87 feet to an iron rod set on an angle point;

          2) N29(Degrees)02'29"E for a distance of 465.12 feet to an iron rod set on an angle point;

          3) N28(Degrees)58'29"E for a distance of 136.05 feet to the POINT OF BEGINNING hereof and containing 1.849 acres of land.

Surveyed under the direct supervision of the undersigned:


/s/ Cecil Jackson Chisholm              8-6-96
- ----------------------------------------------
Cecil Jackson Chisholm                  Date
Registered Professional Land Surveyor No. 4295

Job No. 570-026-10


[SEAL]

                        Sketch of Property Described,
               Located in City of Austin, Travis County, Texas.

                                   EXHIBIT B
                                   ---------
                                       to
                 Deed of Trust, Assignment, Security Agreement
                            and Financing Statement

                             Permitted Encumbrances
                             ----------------------

1.   Taxes for the year 1996 and subsequent years not yet due and payable.

2. Lease, Option to Purchase and Put Option Agreement dated as of August 1, 1996, by and between Grantor and AMD Texas Properties, L.L.C., a Delaware limited liability company ("Tenant") creating a 99-year term leasehold on the Release Tract and recorded in the Real Property Records of Travis County, Texas.

3. Reciprocal Easement Agreement dated as of August 1, 1996, by and between Grantor and Tenant creating the easements benefitting the Release Tract and burdening the Security Tract and the easements benefitting the Security Tract and burdening the Release Tract shown therein and recorded in the Real Property Records of Travis County, Texas.

4. Sublease Agreement dated as of August 1, 1996, by and between Tenant as sublandlord and Grantor as subtenant and creating a 98-year subleasehold on the Release Tract and recorded in the Real Property Records of Travis County, Texas. (As to Release Tract)

5.   Restrictive covenants of record itemized below:

          (a) Volume 77, Pages 118-119 of the Plat Records, Volume 6469, Page 577 of the Deed Records as amended in Volume 11971, Page 6 of the Real Property Records, all of Travis County, Texas. (As to Tract
               1)

          (b) Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas. (As to Tract 2)

          (c) Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas. (As to Tract 3)

          (d) Volume 6360, Page 387 of the Deed Records, Volume 9040, Page 1, as amended by the Assignment of Declarant's Interest dated as of August 1, 1996, executed by Grantor to be recorded after this Mortgage in the Real Property Records of Travis County, Texas, Volume 11857, Page 827, Volume 12002, Page 65, Volume 12039, Page 187 and Volume 12239, Page 809 of the Real Property Records, all of Travis County, Texas. (As to Tracts 2 and 3)

          (e) Volume 7230, Page 272 of the Deed Records, Volume 9009, Page 188 of the Real Property Records and Volume 85, Pages 14A-14B of the Plat Records all of Travis County, Texas. (As to easement tract described in Exhibit A-1 to this Mortgage, the "Parking Easement Tract")

     THE FOLLOWING APPLY TO TRACT 1:

6. Water meter vault easement granted to the City of Austin by instrument dated March 14, 1994, recorded in Volume 12143, Page 2574 of the Real Property Records of Travis County, Texas.

7. Electric substation easement granted to the City of Austin by instrument dated May 13, 1994, recorded in Volume 12201, Page 1172 of the Real Property Records of Travis County, Texas.

     THE FOLLOWING APPLY TO TRACTS 1, 2, 3 AND THE EASEMENTS AFFECTING THE RELEASE TRACT PURSUANT TO THE RECIPROCAL EASEMENT AGREEMENT SHOWN AS ITEM 3 IN THIS EXHIBIT B (THE "EASEMENT TRACT")
             -------

8. All oil, gas and other minerals, as set forth by instrument dated March 12, 1937, recorded in Volume 585, Page 605 of the Deed Records of Travis County, Texas, a portion of the surface rights to which have been waived by the following instruments:

     Waiver of surface easement as recorded in Volume 9049, Page 17, Volume 9049, Page 28, Volume 9049, Page 92 and Volume 9049, Page 140, all of the Real Property Records of Travis County, Texas. (As to Lots 3, 4 and 5, Block A and Lots 1 and 4, Block B only and Tract 3 also)

     Waiver of surface easement as recorded in Volume 9048, Page 996, Volume 9049, Page 23, Volume 9049, Page 119 and Volume 9049, Page 134, all of the Real Property Records of Travis County, Texas. (as to Lot 6, Block A of Tract 2 only)

9. All oil, gas and other minerals, as set forth by instrument recorded in Volume 3922, Page 1419 of the Deed Records of Travis County, Texas, which instrument limits the reservation by expressly excluding any right to enter upon the surface of the premises to develop, explore for, produce or store any of the oil, gas or other minerals so reserved.

     THE FOLLOWING APPLY TO TRACTS 1, 2, THE EASEMENT TRACT, AND THE PARKING EASEMENT TRACT

10. Pipeline easement granted to Lo-Vaca Gathering Company by Right-of-Way Agreement dated December 30, 1963, recorded in Volume 2778, Page 155 of the Deed Records of Travis County, Texas, as amended by Amendment to Easement recorded in Volume 11949,

     Page 948 of the Real Property Records of Travis County, Texas. (Applies to Lots 1 and 4, Block B of Tract 2 only as to Tract 2)

     THE FOLLOWING APPLIES TO TRACT 1 AND THE EASEMENT TRACT:

11. Building setback line 25 feet in width along the south property line, as shown on the Plat recorded in Volume 77, Pages 118-119 of the Plat Records of Travis County, Texas.

12. Electric transmission and/or distribution line easement granted to Texas Power & Light Company by instrument dated October 29, 1936, recorded in Volume 569, Page 206 of the Deed Records of Travis County, Texas.

13. Underground electric and telephone lines and systems easement granted to the City of Austin by instrument dated June 8, 1979, recorded in Volume 6634, Page 389 of the Deed Records of Travis County, Texas.

14. Electric and telephone lines and systems easement granted to the City of Austin by instrument dated December 21, 1987, recorded in Volume 10577, Page 329 of the Real Property Records of Travis County, Texas.

15. Water line easement granted to the City of Austin by instrument dated May 14, 1993, recorded in Volume 11941, Page 567 of the Real Property Records of Travis County, Texas.

16. Wastewater line easement granted to the City of Austin by instrument dated October 7, 1993, recorded in Volume 12041, Page 150 of the Real Property Records of Travis County, Texas.

     THE FOLLOWING APPLY TO TRACT 2 OR PORTIONS THEREOF NOTED BELOW:

17. Public access, utility and drainage easement 15 feet in width along the north property line, as shown by the Plat recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas. (As to Lot 6, Block A only)

18. 100 year frequency flood plain drainage easement varying in width along the west property line, as shown by the Plat recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas. (As to Lot 6, Block A only)

19. 30 foot by 57 foot lift station site located near the northwest corner of the subject property as shown by the Plat recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas. (As to Lot 6, Block A only)

20. Building setback line 25 feet in width along the Oltorf Street East property line, as shown on the Plat recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas. (As to Lots 4, 5 and 6, Block A and Lot 4, Block B only)

21. Building setback line 25 feet in width along the east property line, as shown on the Plat recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas. (As to Lots 3 and 4, Block A only)

22. Building setback line 15 feet in width along the north property line, as shown on the Plat recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas. (As to Lot 6, Block A only)

23. Underground electric and telephone lines and systems easement granted to the City of Austin by instrument dated December 17, 1985, recorded in Volume 9545, Page 39 of the Real Property Records of Travis County, Texas. (As to Lot 6, Block A only)

24. Pipeline easement granted to United Gas Pipeline Company by instrument dated August 29, 1949, recorded in Volume 964, Page 269 of the Deed Records of Travis County, Texas. (As to Lot 6, Block A only)

25. Water meter vault easement granted to the City of Austin by instrument dated March 14, 1994, recorded in Volume 12143, Page 2580 of the Real Property Records of Travis County, Texas. (As to Lot 4, Block A only)

26. Waterline easement granted to the City of Austin by instrument dated March 25, 1994, recorded in Volume 12152, Page 85 of the Real Property Records of Travis County, Texas. (As to Lot 3, Block A only)

27. Underground facilities easement granted to Southwestern Bell Telephone Company by instrument dated May 17, 1979, recorded in Volume 6575, Page 1213 of the Deed Records of Travis County, Texas. (As to Lot 4, Block B only)

28. Building setback, drainage and public utility easement 25 feet in width along the east property line, as shown by the Plat recorded in Volume 85, Pages 52C, 52D, and 53A of the Plat Records of Travis County, Texas. (As to Lot 1, Block B only)

29. Building setback line 25 feet in width along the west property line, as shown on the Plat recorded in Volume 85, Pages 52C, 52D, and 53A of the Plat Records of Travis County, Texas. (As to Lot 1, Block B only)

30. Electric transmission easement granted to the City of Austin by instrument dated May 13, 1994, recorded in Volume 12201, Page 1163 of the Real Property Records of Travis County, Texas. (As to Lot 1, Block B only)

31. Building setback line 25 feet in width along the west and east property lines, as shown on the Plat recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas. (As to Lot 4, Block B only)

     THE FOLLOWING APPLY TO TRACT 3:

32. Public utility and drainage easement 30 feet in width along the west property line, as shown by the Plat recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas.

33. Public utility easement 30 feet in width along the west property line, as shown by the Plat recorded in Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas.

34. Public utility easement 15 feet in width along the north property line, as shown by the Plat recorded in Volume 85, Pages 52C, 52D and 53A and Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas.

35. A 50 foot wide electric easement across the subject property, as shown on the Plat recorded in Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas.

36. A 40 foot wide Valero Gas Easement across the subject property, as shown on the Plat recorded in Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas.

37. 1.531 acres along the south property reserved for right-of-way purposes, as shown on the Plats recorded in Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas.

38. Building setback line 25 feet in width along the east property line, as shown on the Plats recorded in Volume 85, Pages 52C, 52D and 53A and Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas.

39. A 30 foot public utility easement granted to the City of Austin by instrument dated November 2, 1994, recorded in Volume 8935, Page 4 of the Real Property Records of Travis County, Texas.

     THE FOLLOWING APPLIES TO THE EASEMENT TRACT:

40. Subject to the terms, conditions and stipulations of the Reciprocal Easement Agreement, described in item 3 to this Exhibit B.
                                                     ---------

     THE FOLLOWING APPLY TO THE PARKING EASEMENT TRACT:

41. Electric transmission and/or distribution line and appurtenances easement granted to the City of Austin by instrument dated July 25, 1940, recorded in Volume 655, Page 367 of the Deed Records of Travis County, Texas.

42. The terms, conditions and stipulations set out in that certain City of Austin License Agreement dated February 23, 1990, recorded in Volume 11168, Page 1344 of the Real Property Records of Travis County, Texas.

43. Building setback line 25 feet in width along north property line(s), as shown on the Plat recorded in Volume 85, Pages 14A-14B of the Plat Records of Travis County, Texas.

44. Subject to the terms, conditions and stipulations of the Reciprocal Easement Agreement described in item 3 to this Exhibit B.
                                                    ---------

     THE FOLLOWING APPLIES TO ALL TRACTS:

45. Terms, provisions and conditions of that certain Air Rights Lease Agreement dated July 1, 1994, recorded in Volume 12361, Pages 158 of the Real Property Records of Travis County, Texas.

46. Protrusion of asphalt drive across the westerly line of Tract 1 as shown on survey dated August 5, 1996, and revised on August 9, 1996, prepared by Cecil Jackson Chisholm, Registered Professional Land Surveyor No. 4295.

                                   EXHIBIT C
                                   ---------
                                       to
                 Deed of Trust, Assignment, Security Agreement
                            and Financing Statement

                       Release Tract Property Description
                       ----------------------------------



          A 34.481 acre tract of land out of Lot One (1) SUNRIDGE PARK SECTION 2, a subdivision in Travis County, Texas according to the map or plat thereof, recorded in Volume 77, Pages 118-119 of the Plat Records of Travis County, Texas, more particularly described as follows on Exhibit C-1 attached:
                                                 -----------

                                  EXHIBIT C-1

                                  DESCRIPTION

        FOR A 34.481-ACRE TRACT OF LAND SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS, SAID 34.481-ACRE TRACT BEING A PORTION OF LOT 1 OF "SUNRIDGE PARK, SECTION TWO", A SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN BOOK 77, PAGES 118-119 OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS, SAID 34.481-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:


        BEGINNING on a 3/4-inch-diameter iron pipe found in the northerly right-of-way line of Ben White Boulevard (right-of-way varies), being the southeasterly corner of Lot A of "Briarton Subdivision", a subdivision of record in Book 72, Page 40 of said Plat Records, being also the southwesterly corner of said Lot 1 of "Sunridge Park, Section Two" and POINT OF BEGINNING hereof;

        THENCE departing the northerly right-of-way line of Ben White Boulevard, in part with the easterly boundary line of said "Briarton Subdivision", in part with the easterly boundary line of a tract of land conveyed to Azur Property Investment U.S.A., Inc. by deed recorded in Volume 8936, Page 289 of the Real Property Records of Travis County, Texas, same being the westerly boundary line of said Lot 1 of "Sunridge Park, Section Two", N31(Degrees)01'17"E for a distance of 788.86 feet to a 1-inch-diameter iron pipe found on an angle point hereof;

        THENCE continuing with the easterly boundary line of said Azur Property Investment U.S.A., Inc. tract, same being the westerly boundary line of said Lot 1, N59(Degrees)34'01"W for a distance of 506.23 feet to a 1/2-inch-diameter iron rod in concrete found, being a southeasterly corner of "Sunridge Park, Section One" a subdivision according to the plat thereof recorded in Book 85, Pages 107B, 107C and 107D, of said Plat Records, being an angle point hereof;

        THENCE with the easterly boundary line of said "Sunridge Park, Section One", continuing with the westerly boundary line of said Lot 1 of "Sunridge Park, Section Two", N31(Degrees)03'00"E (Bearing Basis) for a distance of 1303.59 feet to a 1-inch-diameter iron pipe in concrete found, being on an angle point in said easterly boundary line, same being the most northerly corner of said Lot 1, for the most northerly corner of the herein-described tract;

Exhibit A
Page 2

        THENCE in part with the easterly boundary line of said "Sunridge Park, Section One", the southerly boundary line of Lot 6 of "University Business Park", a subdivision according to the plat thereof recorded in Book 85, Pages 52C, 52D and 53A of said Plat Records and the northerly boundary line of said Lot 1 of "Sunridge Park, Section Two", S58(Degrees)57'53"E, at a distance of
456.12 feet pass an iron rod found, being on an easterly corner of said "Sunridge Park, Section One", same being a southwesterly corner of said Lot 6 of "University Business Park", continuing for a total distance of 732.26 feet to a cotton gin spindle set in asphalt on an angle point hereof;

        THENCE departing the southerly boundary line of said Lot 6 of "University Business Park", through the interior of said Lot 1 of "Sunridge Park, Section Two", the following fourteen (14) courses and distances:

    1) S28(Degrees)25'15"W, for a distance of 67.41 feet to a cotton gin spindle set in asphalt on an angle point hereof;

    2) S59(Degrees)50'45"E, for a distance of 172.50 feet to a PK nail set in concrete on an angle point hereof;

    3) S18(Degrees)39'30"E, for a distance of 333.73 feet to a PK nail set in concrete on an angle point hereof;

    4) S71(Degrees)27'23"W, for a distance of 374.42 feet to a PK nail set in concrete on an angle point hereof;

    5) N52(Degrees)04'12"W, for a distance of 55.03 feet to a PK nail set in concrete on an angle point hereof;

    6) S70(Degrees)25'04"W, for a distance of 201.88 feet to a PK nail set in asphalt on an angle point hereof;

    7) S18(Degrees)47'06"E, for a distance of 207.97 feet to a PK nail set in concrete on an angle point hereof;

    8) S71(Degrees)22'55"W, for a distance of 88.20 feet to a cotton gin spindle set in asphalt on an angle point hereof;

    9) S18(Degrees)59'15"E, for a distance of 68.88 feet to punch hole set in a concrete gutter on an angle point hereof;

    10) S70(Degrees)47'24"W, for a distance of 243.96 feet to a 1/2-inch-diameter iron rod with Baker-Aicklen cap set on an angle point hereof;

Exhibit A
Page 3

   11) S18(Degrees)31'43"E, for a distance of 456.56 feet to a cotton gin spindle set in asphalt on an angle point hereof;

   12) N81(Degrees)16'37"W, for a distance of 88.07 feet to a cotton gin spindle set in asphalt on the point of curvature of a non-tangent curve to the left, from which the radius point of said curve bears S04(Degrees)43'15"W, a distance of 325.45 feet;

   13)  with the arc of said non-tangent curve to the left, having a radius of
        325.45 feet, an interior angle of 22(Degrees)54'28", an arc length of
        130.12 feet and a chord which bears S83(degrees)16'01"W for a distance of 129.26 feet to a cotton gin spindle set in asphalt on an angle point hereof;

   14) S09(Degrees)28'45"W, for a distance of 368.38 feet to a 1/2-inch-diameter iron rod with a Baker-Aicklen cap set on a point in the aforementioned northerly right-of-way line of Ben White Boulevard, being also the southerly boundary line of said Lot 1, from which a 1/2-inch-diameter iron rod with Baker-Aicklen cap set on a point being the southeasterly corner of said Lot 1 of "Sunridge Park, Section Two", the bears S78(Degrees)29'31"E a distance of 267.25 feet;

        THENCE with said northerly right-of-way line, same being the southerly boundary line of said Lot 1 of "Sunridge Park, Section Two", the following two (2) courses and distances:

    1) N78(Degrees)29'31"W, for a distance of 264.94 feet to a concrete highway right-of-way marker found on an angle point hereof;

    2) N78(Degrees)30'31"W, for a distance of 295.85 feet to the POINT OF BEGINNING and containing 34.481 acres of land.

Prepared from survey and office computations under the direct supervision of the undersigned:


/s/ Cecil Jackson Chisholm                7-15-96         (revised 8-7-96)
- -------------------------------------------------
Cecil Jackson Chisholm                     Date                [SEAL]
Registered Professional Land Surveyor No.  4295

Job No. 570-026-10
CJC:ek

                                   EXHIBIT D
                                   ---------
                                       to
                 Deed of Trust, Assignment, Security Agreement
                            and Financing Statement

                      Security Tract Property Description
                      -----------------------------------



TRACT 1:  Lot One (1), SUNRIDGE PARK, SECTION TWO, a subdivision in Travis
- -------
          County, Texas, according to the map or plat thereof, recorded in Volume 77, Pages 118-119 of the Plat Records of Travis County, Texas.

TRACT 2:  Lots Three (3), Four (4), Five (5) and Six (6), Block "A", and Lots
- -------
          One (1) and Four (4), Block "B", all in UNIVERSITY BUSINESS PARK, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas.

TRACT 3:  Lot One (1), Block One (1), AMD ADDITION, a subdivision in Travis
- -------
          County, Texas, according to the map or plat thereof, recorded in Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas.

SAVE, LESS AND EXCEPT THEREFROM

A 34.481 acre tract of land out of Lot One (1) SUNRIDGE PARK SECTION 2, a subdivision in Travis County, Texas according to the map or plat thereof, recorded in Volume 77, Pages 118-119 of the Plat Records of Travis County, Texas, more particularly described as follows on Exhibit C-1 attached to this
                                                 -----------
Mortgage.

Schedule 1 to Deed of Trust: FORM

                            PARTIAL RELEASE OF LIEN


THE STATE OF TEXAS (S)
                   (S)                   KNOW ALL BY THESE PRESENTS:
COUNTY OF TRAVIS   (S)


    WHEREAS, ADVANCED MICRO DEVICES, INC., a Delaware corporation ("Grantor"), executed that certain Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of August 1, 1996 (the "Deed of Trust"), to SHELLEY
W. AUSTIN, as Trustee, for the benefit of IBJ SCHRODER BANK & TRUST COMPANY, as collateral agent ("Collateral Agent"), its successors and assigns, for the ratable benefit of (i) Bank of America National Trust and Savings Association, as administrative agent ("Agent"), its successors and assigns, for the benefit of itself and the Banks under the Credit Agreement, and (ii) Indenture Trustee, its successors and assigns, for the benefit of the Noteholders under the Indenture and any subsequent Noteholders; said Deed of Trust being filed for record on August __, 1996, at Volume ___, Page ___ of the Real Property Records of Travis County, Texas (the terms "Banks," "Credit Agreement," "Indenture Trustee," and any other capitalized term used in this Partial Release and not otherwise defined herein shall have the meaning ascribed thereto in the Deed of Trust);

    WHEREAS, Grantor has now satisfied all requirements for the partial release of certain property referred to in the Deed of Trust as the "Release Tract" from the liens and security interests of the Deed of Trust pursuant to the terms and conditions of Section 6.25 of the Deed of Trust;

    NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration paid by Grantor to Grantee, the receipt and sufficiency of which are hereby acknowledged, Grantee does hereby release, relinquish, discharge and quit claim unto Grantor any and all rights, titles, liens and interests affecting that certain parcel of land located in Travis County, Texas, and more particularly described in Exhibit A attached hereto and made a part hereof for all purposes (the "Release Tract"), including without limitation, all liens and security interests created under and by virtue of the Deed of Trust, PROVIDED HOWEVER, nothing herein shall release the liens and security interests of this Deed of Trust as to any easements appurtenant to the Security Tract, including without limitation those described as "Easement Tracts" in Exhibit A to the Deed of Trust notwithstanding that such "Easement Tracts" are located upon and burden the Release Tract.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT THIS PARTIAL RELEASE SHALL RELEASE ALL LIENS AND SECURITY INTERESTS ON THE RELEASE TRACT SECURING THE SECURED INDEBTEDNESS (AS DEFINED IN THE DEED OF TRUST), BUT THE SAME SHALL IN NO WISE AFFECT THE VALIDITY OF SUCH SECURED INDEBTEDNESS OR RELEASE,

AFFECT OR IMPAIR ANY LIENS, SECURITY INTERESTS AND CLAIMS HELD BY GRANTEE, AGENT, THE BANKS, THE INDENTURE TRUSTEE, AND/OR THE NOTEHOLDERS UNDER THE DEED OF TRUST TO THE EXTENT THAT SUCH LIENS, SECURITY INTERESTS AND CLAIMS COVER AND AFFECT ANY PROPERTY OTHER THAN THE RELEASE TRACT, INCLUDING, WITHOUT LIMITATION, THE SECURITY TRACT AND ANY AND ALL OTHER PROPERTY AND COLLATERAL (INCLUDING, WITHOUT LIMITATION, THE EASEMENT TRACTS) DESCRIBED IN THE DEED OF TRUST.

    Executed on the day of the acknowledgement herein below taken, to be effective as of the ___ day of __________, 19__.


                                         IBJ SCHRODER BANK & TRUST
                                         COMPANY, in its capacities
                                         as "Collateral Agent," and as "Grantee"
                                         under the Deed of Trust


                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


THE STATE OF _________              (S)
                                    (S)
COUNTY OF __________                (S)


            This instrument was acknowledged before me on the _______ day of ____________________, 19__, by ________________________________________ of
IBJ SCHRODER BANK & TRUST COMPANY, as Collateral Agent, and as Grantee under the Deed of Trust.

(SEAL)


                                                ________________________________
                                                     Notary Public in and for
                                                     the State of ______________




                                                ________________________________
                                                     (Printed Name of Notary)


                                                My commission expires:__________

Schedule 2 to Deed of Trust: FORM


                            ENGINEER'S CERTIFICATE

    This Certificate is executed by the undersigned engineer (the "Engineer") to IBJ SCHRODER BANK & TRUST COMPANY, as "Collateral Agent," and as "Grantee" under the Deed of Trust (herein defined), and to the Agent, the Banks, the Indenture Trustee, and the Noteholders. Each capitalized term used in this Certificate and not otherwise defined herein shall have the meaning ascribed thereto in the Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of August 1, 1996 (the "Deed of Trust"), from Advanced Micro Devices, Inc., as "Grantor," to Shelley W. Austin, Trustee, filed for record on August __, 1996, at Volume ___, Page ___ of the Real Property Records of Travis County, Texas.

    The Engineer hereby CERTIFIES that:

    (1) The Engineer has received and reviewed a copy of the Release Tract Plat covering the Release, Tract, showing recording data and evidencing final plat approval by the City of Austin, Texas, and a copy of the Security Tract Plat covering the Security Tract, showing recording data and evidencing final plat approval by the City of Austin, Texas. The Release Tract and the Security Tract may be shown as separate platted lots on a single subdivision plat.

    (2)   (a)   All of the FAB 25 Complex is located entirely on the Security
                Tract;

          (b) the facilities located on the Security Tract, in the opinion of the undersigned, will be sufficient from a civil engineering perspective to operate the FAB 25 Complex; and

          (c) all deviations do not result in a net decrease in the area contained in the Security Tract by more than .50 acres.

    Executed as of ___________, 19__.


                                                  ______________________________


                                                  By:___________________________
                                                  Name:_________________________
                                                  Title:________________________

Schedule 3 to Deed of Trust: FORM

                  CERTIFICATE OF ADVANCED MICRO DEVICES, INC.



    This Certificate is executed by ADVANCED MICRO DEVICES, INC. ("AMD"), a Delaware corporation, to IBJ SCHRODER BANK & TRUST COMPANY, as "Collateral Agent," and as "Grantee" under the Deed of Trust (herein defined), and to the Agent, the Banks, the Indenture Trustee, and the Noteholders. Each capitalized term used in this Certificate and not otherwise defined herein shall have the meaning ascribed thereto in the Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of August 1, 1996 (the "Deed of Trust"), from Advanced Micro Devices, Inc., as "Grantor," to Shelley W. Austin, Trustee, filed for record on August __, 1996, at Volume ___, Page ___ of the Real Property Records of Travis County, Texas.

    AMD hereby CERTIFIES that:

    (1) AMD has received and reviewed a copy of the Release Tract Plat covering the Release Tract, showing recording data and evidencing final plat approval by the City of Austin, Texas, and a copy of the Security Tract Plat covering the Security Tract, showing recording data and evidencing final plat approval by the City of Austin, Texas. The Release Tract and the Security Tract may be shown as separate platted lots on a single subdivision plat.

    (2) There are no deviations affecting the Release Tract shown on the plat or plats referred to in paragraph (1) from the description of the Release Tract in the Deed of Trust, and there are no deviations affecting the Security Tract shown on the plat or plats referred to in paragraph (1) from the description of the Security Tract in the Deed of Trust, except as otherwise permitted by Section 6.25(c) of the Deed of Trust.

    (3) If there are any deviations shown on the plat or plats referred to in paragraph (1) from the description of the Security Tract in the Deed of Trust, all such deviations taken together do not materially adversely affect the utility of the Security Tract (including any easements and appurtenances relating thereto) or materially interfere with the present or future use by Grantor, its successors or assigns, of the Security Tract (including any easements and appurtenances relating thereto) as a wafer fabrication facility; and the FAB 25 Complex is capable of functioning as a wafer fabrication facility without any diminution in capacity as a result of any such deviations.

    Executed as of ______________________, 19__.

                                                    ADVANCED MICRO DEVICES, INC.


                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________
                                                                           "AMD"